Exhibit 3.27

En la Ciudad de México, Distrito Federal, siendo las 9:00 a.m. del día 11 de noviembre de 2004, se reunieron en el domicilio social de MASONITE MÉXICO, S.A. DE C.V., los señores Alfredo Chavez Goyeneche en representación de Masonite International Corporation y Fernando Abraham Barrita Chagoya en representación de Crown Door Corporation, para celebrar ASAMBLEA GENERAL ANUAL ORDINARIA DE ACCIONISTAS de la sociedad, a la cual fueron debidamente convocados. Estuvo también presente en la Asamblea el señor Jorge Cervantes Trejo, Secretario no Miembro del Consejo de Administración de la Sociedad.

En ausencia del Presidente del Consejo de Administración, la Asamblea fue presidida por al señor Jorge Cervantes Trejo en su carácter de Secretario no Miembro del Consejo de Administración de la sociedad y actuó como Secretario de la misma el señor Alfredo Chávez Goyeneche.

El Presidente designo coma Escrutador al señor Fernando Abraham Barrita Chagoya, quien después de aceptar su cargo y de revisar la documentación exhibida por los comparecientes certifico que se encontraba representada en la Asamblea la totalidad de las acciones en las qua se divide el capital social, distribuidos de la siguiente forma:

	ACCIONES
ACCIONISTAS	SERIE ”B”	SERIE ”BB”	VOTOS

Masonite International Corporation,	49,999	116,035,828	116,085.827
Representada por el Sr. Alfredo Chavez Goyeneche.

Crown Door Corporation,	1	0	1
Representada por el Sr. Fernando Abraham Barrita Chagoya.

TOTAL	50,000	116,035,828	116,085.828

En virtud de estar representadas todas las acciones que integran el capital social de la sociedad, el Presidente declaró la Asamblea legalmente instalada, no obstante no haberse publicado la convocatoria respectiva, en términos de lo dispuesto por el artículo 188 de la Ley General de Sociedades Mercantiles, y sometió a la consideración de Asamblea el siguiente

ORDEN DEL DIA

I.                                         Informe del Consejo de Administración sobre las operaciones de la sociedad durante los ejercicios sociales terminados el 31 de diciembre de 1998, 1999. 2000, 2001, 2002 y 2003 respectivamente.

II.                                     Discusión y aprobación, en su caso, de los Estados Financieros de la sociedad correspondientes a los ejercicios sociales terminados el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente.

III.                                 Remuneración a miembros del Consejo de Administración, Funcionarios y Comisarios de la sociedad.

IV.                                 Ratificación de los miembros del Consejo de Administración, Funcionarios y Comisarios de la sociedad.

V.                                     Revocación y otorgamiento de poderes.

VI.                                 Designación de Delegados Especiales que formalicen las resoluciones que se adopten por la Asamblea.

PUNTO UNO.                    En relación con el primer punto del Orden del Día, el Presidente dio lectura al informe preparado por el Consejo de Administración a los accionistas de la sociedad, respecto de las operaciones realizadas por la sociedad durante cada uno de los ejercicios sociales concluidos el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente, de conformidad con lo previsto en el artículo 172 de la Ley General de Sociedades Mercantiles.

Después de evaluar el informe antes indicado, la Asamblea, por unanimidad de votos de las acciones representativas del capital social, adopto las siguientes:

RESOLUCIONES

“1.                                 Se aprueba el informe que el Consejo de Administración de la sociedad rinde a los accionistas sobre las operaciones de la empresa durante Los ejercicios sociales concluidos el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente.”

“2.                                 Se ratifican todos y cada uno de los actor efectuados por los miembros del Consejo de Administración de la empresa en el desempeño de sus cargos durante las ejercicios sociales terminados el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente.”

PUNTO DOS.                    En desahogo del segundo punto del Orden del Día, el Presidente dio lectura a los Estados Financieros correspondientes a los ejercicios sociales terminados of 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente. Posteriormente, se dio lectura a un informe preparado por el Comisario de la sociedad sobre los mismos, en el que sugiere su aprobación por la Asamblea.

Después de discutir lo anterior, la Asamblea, par unanimidad de votos, adoptó las siguientes

RESOLUCIONES

“1.                                 Se aprueban los Estados Financieros de Masonite México, S.A. do C.V., correspondientes a Los ejercicios fiscales concluidos el (i) 31 de diciembre de 1998, los cuetes muestran una pérdida neta en la cantidad histórica de $11,184,991.00 M.N, (Once Millones Ciento Ochenta Y Cuatro Mil Novecientos Noventa y Un Pesos 00/100, Moneda Nacional); (ii) 31 de diciembre de 1999, los cuales muestran una pérdida neta en la cantidad histórica de $1,982,534.00 M.N. (Un Millón Novecientos Ochenta y Dos Mil Quinientos Treinta y Cuatro Pesos 00/100, Moneda Nacional); (iii) 31 de diciembre de 2000, los cuales muestran una utilidad neta en la cantidad histórica de $14,584.478.00 M.N. (Catorce Millones Quinientos Ochenta y Cuatro Mil Cuatrocientos Setenta y Ocho Pesos

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00/100, Moneda Nacional); (ii) 31 de diciembre de 2001, los cuales muestran una pérdida neta en la cantidad histórica de $2,902,259.00 M.N. (Dos Millones Novecientos

Dos Mil Doscientos Cincuenta y Nueve Pesos 00/100, Moneda Nacional); (ii) 31 de diciembre de 2002, los cuales muestran una utilidad note en la cantidad histórica de $5,393,011.00 M.N. (Cinco Millones Trescientos Noventa y Tres Mil Once Pesos 00/100, Moneda Nacional); y (ii) 31 de diciembre de 2003, los cuales muestran una utilidad neta en a cantidad de $15,577,064.00 M.N, (Quince Millones Quinientos Setenta y Siete mil Sesenta y Cuatro Pesos 00/100, Moneda Nacional); en la forma en que fueron sometidos a La Asamblea, copia de dichos documentos deberá anexarse al expediente de este Asamblea.”

“2.                                 Se aprueba y agradece el informe rendido por el Comisario de la sociedad, respecto a Los Estados Financieros antes aprobados.”

“3.                                 Aplíquense la utilidad neta reporada por la sociedad en los ejercicios fiscales concluidos el 31 de diciembre de 2000, 2002 y 2003, a la cuenta Resultado de Ejercicios Anteriores.”

“4.                                 Aplíquense la pérdida neta reportada por la sociedad en los ejercicios fiscales concluidos el 31 de diciembre de 1998, 1999 y 2001, a la cuenta Resultado de Ejercicios Anteriores.”

PUNTO TRES.               Tratando el tercer punto del Orden del Día, el Presidente informó a la Asamblea quo los miembros del Consejo de Administración, Los Funcionarios y los Comisarios de la sociedad habían renunciado a cualquier remuneración que pudiere corresponderles por el desempeño de sus cargos durante los ejercicios sociales concluidos el 31 de diciembre de 1999, 1999, 2000, 2001, 2002 y 2003 respectivamente, por lo que la Asamblea por unanimidad de votos, adoptó la siguiente

RESOLUCIÓN

“UNICA.                                                Se acepta, con el agradecimiento de la Asamblea, la renuncia de los miembros del Consejo de Administración, Funcionarios y de Los Comisarios de la sociedad a recibir cualquier remuneración que pudiere corresponderles por el, desempeño de sus cargos durante Los ejercicios sociales terminados el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003 respectivamente.”

PUNTO CUATRO.                                          En relación con el cuarto punto del Orden del Día, el Presidente informo a los presentar qua con anterioridad a esta fecha se habían recibido las renuncias de los señores Phillip S. Orsino, Robert V. Tubbesing, Tomas González y Leo Serio, a los cargos que venían desempeñando coma Presidente y Director General, Vicepresidente, Miembro Propietario del Consejo de Administración, y Comisario de la sociedad, respectivamente. En virtud de lo anterior, el Presidente propuso se designara al señor (i) Michael Steven Hall como Presidente del Consejo de Administración y Gerente General de la sociedad; (ii) Paul Alexander Bernards como Vicepresidente del Consejo de Administración y Director de Finanzas de la sociedad; (iii) Guillermo Ortiz Hernández

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como Miembro Propietario del Consejo de Administración y Gerente de Vontas de Exportación; y (iv) José Luís Oyervides Alonso como Contralor General de la sociedad.

Asimismo, el Presente propuso a los accionistas se ratificara en su cargo al señor Harley Ulster, como Miembro Propietario del Consejo de Administración y adicionalmente se le designara como Gerente Jurídico de la sociedad.

Finalmente el Presidente propuso se ratificara en su cargos respectivos, al resto de los Funcionarios y Comisarios de la sociedad.

Después de discutir sobre lo anterior, la Asamblea por unanimidad de votes, adoptó las siguientes

RESOLUCIONES

“1.                                 Se aceptan las renuncias presentadas por los señores Phillip S. Orsino, Robert V. Tubbesing, Tomes González y Leo Serio a los cargos que venían desempeñando como Presidente del Consejo de Administración y Director General, Vicepresidente del Consejo de Administración, Miembro Permanente del Consejo de Administración, y Comisario de la sociedad, respectivamente.”

Los accionistas expresaron su agradecimiento a los señores Phillip S. Orsino, Robert V. Tubbesing, Tomás González y Leo Serio por el desempeño de su cargo, ratificando todas y cede una de los actos realizados en cumplimiento de los mismos.

“2.                                 Se designa en este acto al señor Michael Steven Hall como Presidente del Consejo de Administración y Gerente General de la sociedad.”

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. Michael Steven Hall ha aceptado desempeñar cumplida y cabalmente los cargos conferidos.

“3.                                 Se designa en este acto al señor Paul Alexander Bernards como Vicepresidente del Consolé de Administración y Director de Finanzas de la sociedad.”

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. Paul Alexander Bernards ha aceptado desempeñar cumplida y cabalmente los cargos conferidos.

“4.                                 Se designa en este acto al señor Guillermo Ortiz Hernández come Miembro Propietario del Consejo de Administración y Gerente de Ventas de Exportación de la sociedad.”

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Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. Guillermo Ortiz Hernández ha aceptado desempeñar cumplida y cabalmente los cargos conferidos.

“5.                                 Se designa en este acto al señor José Luís Oyervides Alonso como Contralor General de la sociedad.”

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. José Luís Oyervides Alonso ha aceptado desempeñar cumplida y cabalmente el cargo conferido.

“6.                                 Se ratifica la designación del señor Harley Ulster como Miembro Propietario del Consejo de Administración, designándosele adicionalmente en este acto como Gerente Jurídico de la sociedad.”

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. Harley Ulster ha aceptado desempeñar cumplida y cabalmente los cargos conferidos.

“7.                                 Se ratifica en este acto a todos y cada uno de Los miembros restantes del Consejo de Administración, Funcionarios y Comisarios de la sociedad en sus respectivos cargos.”

“8.                                 En virtud de la resolución que antecede, la Administración y vigilancia de la sociedad quedará confiada a las siguientes personas

CONSEJO DE ADMIN1STRACIÓN

MIEMBROS	CARGOS
Michael Steven Hall	Presidente
Paul Alexander Bernards	Vicepresidente
Guillermo Ortiz Hernández	Vocal
Harley Ulster	Tesorero

Secretario No Miembro del Consejo de Administración
Jorge Cervantes Trejo

FUNCIONARIOS

Michael Steven Hall	Gerente General
Paul Alexander Bernards	Director de Finanzas
Harley Ulster	Gerente Jurídico
Guillermo Ortiz Hernández	Gerente de Ventas de Exportación
José Luís Oyervides Alonso	Contralor General

COMISARIO

Juan Ignacio Romo”

PUNTO CINCO. En relación con el quinto punto del Orden del Día, el Presidente expuso a los presentes las razones por las cuales resultaba conveniente revocar todos y cada uno de los poderes y autorizaciones conferidas por la sociedad, en favor de los señores Robert V. Tubbesing, Marco Tulio Ortiz del Bosque, Nelson Mier Schmidt y Juan Caries Maroto Olives os. Asimismo, el Presidente propuso se otorgaran ciertos poderes de

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la sociedad en favor de los señores Michael Steven Hall, Paul Alexander Bernards, Harley Ulster, Guillermo Ortiz Hernández y José Luís Oyervides Alonso, a fin de facilitar el desarrollo de las activadas de la sociedad.

Una vez analizades las razones expuestas por el Presidente, la Asamblea, por unanimidad de votos, adoptó la siguiente

RESOLUCIONES

“1.                                 Se revocan con efectos a partir de la fecha de la presente Asamblea, todos y cada uno de los poderes especiales y generales y demás autorizaciones otorgadas por cualquier órgano de la Sociedad en favor de los señores Robert V. Tubbesing, Marco Tullo Ortiz del Bosque y Nelson Mier Schmidt, en especial, sin limitar, aquellos contenidos en términos de la escritura pública número 61,277 de fecha 31 de julio de 2002, otorgada ante la fe del Lic. Francisco Javier Gutiérrez Silva, Notario Publico No. 147 del Distrito Federal.”

“2.                                 Se revocan con efectos a partir de la fecha de la presente Asamblea, todos y cada uno de los poderes especiales y generales y demás autorizaciones otorgadas par cualquier órgano de la Sociedad en favor del señor Juan Carlos Maroto Oliveros, en particular, sin limitar, aquellos contenidos en términos de las escrituras publicas números (i) 61,277 de fecha 31 de julio de 2002, otorgada ante la fe del Lic. Francisco Javier Gutiérrez Silva, Notario Público número 1,117 del Distrito Federal; y (ii) 18,137 de fecha 20 de febrero do 2004, otorgada ante la fe del Lic. José Luís Villavicencio Castañeda, Notario Público número 218 del Distrito Federal.”

“3.                                 Se otorga en este acto un poder general de la Sociedad en favor de los señores Michael Steven Hall y José Luís Oyervides Alonso, a efecto de que lo ejerciten de manera conjunta, conforme Las siguientes facultades:

a)                                      Ejercitar el poder general para pleitas v cobranzas, que se le otorga n todas las facultades generales y las especiales que requiere cláusula especial de acuerdo con la Ley, sin limitación alguna, de conformidad con lo dispuesto par el primer párrafo del artículo dos mil quinientas cincuenta y cuatro y artículo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdón; coadyuvar con el Ministerio Publico; transigir; someterse a arbitraje; formular y absolver posiciones; recusar jueces; recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Ley, entre los que se incluye representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

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b)                                     Ejercitas el poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos.

c)                                      Ejercitar el poder general para pleitos v cobranzas v actos de administración en materia laboral, en términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos, y de los artículos seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y demás aplicables de la Ley Federal del Trabajo, con todas las facultades generales y las especiales que conforme a la Ley requieran cláusula especial de acuerdo con el artículo dos mil quinientos ochenta y siete el citado Código Civil Federal y sus artículos correlativos de los demás Códigos Civiles mencionados, estando por lo tanto facultado para desistirse, transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces; recibir pagos; promover el juicio de amparo, tramitarlo y desistirse de el, en la inteligencia de que dicho apoderado podrá ejercitar el mandato ante las Juntas de Conciliación y Arbitraje, ye sean locales o federales y ante cualesquiera otra clase de autoridades y celebrar contratos colectivos o individuales de trabajo. Queda entendido que las facultades conferidas son enumerativas pero no imitativas para el ejercicio del mandato.

d)                                     Poder general para emitir, suscribir, otorgar, aceptar, garantizar y avalar títulos de crédito, en términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito.

e)                                      Poder general para abrir, operar y cerrar cuentas bancarias a nombre de Sociedad, hacer depósitos y girar contra las mismas, así coma designar a las personas que puedan girar, de forma mancomunada, contra las mismas.

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, por al menos 2 (dos) apoderados de la sociedad que cuente con las mismas facultades.”

“4.                                 Se otorga un poder general de la sociedad en favor de Los señores Paul Alexander Bernards y Harley Ulster, a fin de que lo ejerciten de manera conjunta, con las siguientes facultades:

a)                                      Ejercitar el poder general para pleitos v cobranzas, qua se le otorga con todas las facultades generales y las especiales que requieren de cláusula

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especial de acuerdo con la Ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo dos mil quinientos cincuenta y cuatro y artículo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos, estando por lo tanto facultado para desistirse aún del juicio de amparo; formular querellas y denuncias penales y otorgar perdón; coadyuvar con el Ministerio Público; transigir; sorne terse a arbitraje; formular y absolver posiciones; recusar jueces; recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Ley, entre los que se incluye representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

b)                                     Ejercitar el poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de las domes entidades federativas que integran los Estados Unidos Mexicanos.

c)                                      Ejercitar el poder general para pleitos y cobranzas y actos de administración en materia laboral, en términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos, y de los artículos seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y demás aplicables de la Ley Federal del Trabajo, con todas las facultades generales y las especiales que conforme a la Ley requieran cláusula especial de acuerdo con el artículo dos mil quinientos ochenta y siete el citado Código Civil Federal y artículos correlativos de los demás Códigos Civiles mencionados, estando por lo tanto facultado para desistirse, transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces; recibir pagos; promover juicio de amparo, tramitarlo y desistirse de et, en la inteligencia de que dicho apoderado podrá ejercitar el mandato ante ]as Junta e Conciliación y Arbitraje, ya sean locales o federales y ante cualesquiera otra clase de autoridades y celebrar contratos colectivos o individuales de trabajo. Queda entendido que las facultades conferidas son enumerativas pero no limitativas para el ejercicio del mandato.

d)                                     Poder general para emitir, suscribir, otorgar, aceptar, garantizar y avalar títulos de crédito, en términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito.

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e)                                      Poder general para actos de dominio, para ser ejercitado siempre de maneca conjunta con cualquier otro apoderado de la sociedad que cuente con las mismas facultades, de conformidad con el artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus correlativos en los Códigos Civiles de tas Entidades Federativas que conforman los Estados Unidos Mexicanos.

f)                                        Conferir poderes generales y especiales, con las facultades contenidas en los incisos a), b) y c) anteriores, manteniendo pare si el ejercicio del presente mandato; así coma revocar los poderes que hubiere otorgado. El apoderado queda expresamente imposibilitado a conferir poderes con las facultades contenidas en los párrafos d), e) y f) del presente.”

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, por al menos 2 (dos) apoderados de la sociedad que cuente con las mismas facultades.”

“5.                                 Se otorga un poder general de la sociedad en favor del señor Guillermo Ortiz Hernández, a fin de que lo ejercite con las siguientes facultades:

a)                                      Ejercitar el poder general para pleitos v cobranzas, que se le otorga con todas las facultades generales y las especiales que requieren de cláusula especial de acuerdo con la Ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo dos mil quinientos cincuenta y cuatro y artículo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de la demás entidades federativas que integran Los Estados Unidos Mexicanos, estando par lo tanto facultado para desistirse aún del juicio de amparo; formular querellas y denuncias penales y otorgar perdón; coadyuvar con el Ministerio Público; transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces; recibir pagos y ejecutar todos los demás acto expresamente autorizados por la Ley, entre los que se incluye representa la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

b)                                     Ejercitar el poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos.

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, par el apoderado y, al menos, otro apoderado de la sociedad que cuente con las mismas facultades.”

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PUNTO SEIS.                    En relación con el sexto punto del Orden del Día, por unanimidad de votos la Asamblea adoptó la siguiente

RESOLUCIÓN

“UNICA.                                                En términos del artículo 10 de la Ley General de Sociedades Mercantiles, se designan a los señores Jorge Cervantes Trejo, Alfredo Chávez Goyeneche, Eduardo Tapia Zuckermann y Fernando Abraham Barrita Chagoya, como Delegados Especiales de esta Asamblea para que, indistintamente cualesquiera de ellos, acudan ante el Notario Público de su elección para obtener la protocolización notarial de las resoluciones adoptadas en la presente Asamblea que lo requieran y para que par si, o por las personas que ellos designen, obtengan el registro del testimonio respectivo en el Registro Publico de Comercio y, en general, otorguen cualesquiera documentos a efecto de que las resoluciones adoptadas en la presente Asamblea curtan plenos efectos.”

Se hace constar que al tiempo de adoptarse todas y cada una de las resoluciones por la presente Asamblea, estuvo representada y participó la totalidad de las acciones en que se divide el capital social la sociedad.

No habiendo más asunto que tratar, se suspendió la Asamblea por el tiempo necesario para la preparación de la presente acta, la cual, una vez leída, fue aprobada y firmada para constancia por el Presidente y el Secretario actuantes.

Se levantó la Asamblea a las 11:30 a.m. del día 11 de noviembre de 2004.

/s/ Jorge Cervantes Trejo .	/s/ Alfredo Chavez Goyeneche .
Jorge Cervantes Trejo,	Alfredo Chavez Goyeneche,
Presidente	Secreterio

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FORMS OMITTED

LIC. LUIS DE ANGOITIA BECERRA

NOTARIO PUBLICO No. 109 DEL D.F.

Libro	1238	No.	58,223	Fecha	1 diciembre 2004

TESTIMONIO:	DEL INSTRUMENTO QUE CONTIENE: LA PROTOCOLIZACION DEL ACTA DE ASAMBLEA GENERAL ANUAL ORDINARIA DE ACCIONISTAS DE MASONITE MÉXICO, S.A. DE C.V.

LUCERNA No. 11
COL. JUAREZ
06600 MÉXICO, D.F.
TELS. 5591-1590

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LIC. LUÍS DE ANGOITIA BECERRA

–   –   –   –  LIBRO MIL DOSCIENTOS TREINTA Y OCHO. –   –   –   –  (58,223) CINCUENTA Y OCHO MIL DOSCIENTOS VEINTITRES. –   –   –   – En México, Distrito Federal a primero de diciembre de dos mil cuatro, LICENCIADO LUIS DE ANCOITIA BECERRA, Titular de la Notaría número ciento nueve del Distrito Federal, hago constar que ante mi comparece el Licenciado ALFREDO CHAVEZ GOYENECHE, en su carácter de Delegado Especial, designado en la Asamblea General de Anual Ordinaria de Accionistas de fecha once de noviembre de dos mil cuatro, de “MASONITE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con el fin de solicitar al suscrito Notario la PROTOCOLIZACION DEL ACTA levantada con motivo de dicha Asamblea, de la que se deriva el INFORME DEL CONSEJO DE ADMINISTRACIÓN SOBRE LAS OPERACIONES DE LA SOCIEDAD DURANTE LOS EJERCICIOS SOCIALES TERMINADOS EL TREINTA Y UNO DE DICIEMBRE DE LOS AÑOS MIL NOVECIENTOS NOVENTA Y OCHO AL DOS MIL TRES, RESPECTIVAMENTE; LA DISCUSIÓN Y APROBACIÓN, EN SU CASO, DE LOS ESTADOS FINANCIEROS DE LA SOCIEDAD CORRESPONDIENTES A LOS EJERCICIOS SOCIALES TERMINADOS EL TREINTA Y UNO DE DICIEMBRE DE LOS ANOS MIL NOVECIENTOS NOVENTA Y OCHO AL DOS MIL TRES, RESPECTIVAMENTE; REMUNERACIÓN A LOS MIEMBROS DEL CONSEJO DE ADMINISTRACIÓN, FUNCIONARIOS Y COMISARIOS DE LA SOCIEDAD; RATIFICACIÓN DE LOS MIEMBROS DEL CONSEJO DE ADMINISTRACIÓN, FUNCIONARIOS Y COMISARIOS DE LA SOCIEDAD Y REVOCACIÓN Y OTORGAMIENTO DE PODERES; de conformidad con los antecedentes y cláusulas que siguen; –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  – –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  –  A N T E C E D E N T E S –  –  –  –  –  –  – –  –  –  –  –  –  –  –  –  –  –  –  –

- - - UNO.- CONSTITUCIÓN.- Por escritura número cuarenta y tres mil quinientos sesenta, de fecha veintiséis de enero

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de mil novecientos noventa y seis, otorgada ante la fe del Licenciado Jesús Montaño García, Notario Público número Sesenta de la Ciudad de Monterrey, estado de Nuevo León, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y del Comercio de Monterrey, Estado de Nuevo León, bajo el número doscientos veinte, volumen cuatrocientos veintiocho, libro tres segundo auxiliar escrituras de sociedades mercantiles, sección de comercio, por comparecencia de sus fundadores y previo el permiso concedido por la Secretaría de Relaciones Exteriores, se constituyó la sociedad mercantil en forma de Anónima de Capital Variable, bajo la denominación de “PREMDOR IMSA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con domicilio en la Ciudad de Ciénega de Flores, Estado de Nuevo León, duración de noventa y nueve años, con cláusula de admisión de extranjeros y capital social variable, con un mínimo fijo de CINCUENTA MIL PESOS, MONEDA NACIONAL y un máximo ilimitado. –  –  –  –  –  –  –  –  –  –  DOS.- REFORMA DE ESTATUTOS.- Por escritura número cuarenta y cuatro mil setenta y siete, de fecha veinticinco de marzo de mil novecientos noventa y seis, otorgada ante la fe del mismo Notario que la anterior, cuyo primer testimonio quedo inscrito en el Registro Publico de la Propiedad y del Comercio de Monterrey, Estado de Nuevo León, bajo el número mil seiscientos noventa y ocho, volumen doscientos tres guión treinta y cuatro, libro cuatro, tercer auxiliar, Actos y Contratos Diversos, sección de Comercio, se hizo constar la protocolización del Acta de la Asamblea General Extraordinaria de Accionistas de “PREMDOR IMSA”, SOCIEDAD

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ANÓNIMA DE CAPITAL VARIABLE, celebrada el quince de febrero del mismo año, en la que se acordó la reforma del Artículo Segundo de los Estatutos Sociales. –  –  –  –  –  –  – –  –  – –  –  – TRES.- CAMBIO DE DENOMINACIÓN Y DOMICILIO Y REFORMA TOTAL DE ESTATUTOS. – Por escritura número cincuenta mil veintisiete, de fecha dieciocho de diciembre de mil novecientos noventa y ocho, otorgada ante la fe del Licenciado F. Javier Gutiérrez Silva, Notario número ciento cuarenta y siete del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Publico de la Propiedad y del Comercio de esta Ciudad en el folio mercantil número doscientos cincuenta y seis mil doscientos tres, se hizo constar la protocolización del Acta de la Asamblea General Extraordinaria de Accionistas de “PREMDOR IMSA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, celebrada el diecisiete de septiembre del mismo año, en la que se acordó entre otros, el cambio de su denominación social por la de “PREMDOR MÉXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, el cambio de su domicilio social de la Ciudad de Ciénega de Flores, Nuevo León, a la Ciudad de México, Distrito Federal y la reforma total de los Estatutos Sociales. –  –  –  –  –  –  – –  –  – –  –  –  –  –  –  – –  –  – –  –  ––  –  – CUATRO.- REFORMA TOTAL DE ESTATUTOS.- Por escritura número cincuenta y cuatro mil doscientos veintinueve, de fecha dieciséis de mayo de dos mil, otorgada ante la fe del mismo Notario que la anterior, cuyo primer testimonio quedó inscrito los aludidos Registro y Folio, se hizo constar la protocolización del Acta de la Asamblea General Extraordinaria de Accionistas de “PREMDOR MÉXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, celebrada el día diecinueve de abril de mil novecientos noventa y

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nueve, en la que se acordó entre otros, la reforma total de los Estatutos Sociales. –  –  – –  –  – –  –  –  –  –  –  CINCO. – SEGUNDO CAMBIO DE DENOMINACIÓN Y REFORMA TOTAL DE ESTATUTOS. – Por escritura número sesenta y un mil doscientos setenta y siete de fecha treinta y uno de julio de dos mil dos otorgada ante la fe del mismo Notario que las dos anteriores e igualmente inscrita en el Registro Publico de la Propiedad y del Comercio de esta Ciudad en el referido Folio Mercantil, se hizo constar la protocolización del Acta de la Asamblea General Extraordinaria de Accionistas de “PREMDOR MÉXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, celebrada el veintinueve de julio de dos mil dos, en la que formalizó entre otros acuerdos el cambio de denominación de la Sociedad por la de “MASONITE MÉXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VIABLE y la reforma total de sus estatutos. De dicho instrumento copio en lo conducente lo que es del tenor literal siguiente:–  –  –

–  –  – –  “...MASONITE MÉXICO, S.A. DE C.V.”- ESTATUTOS SOCIALES.- DENOMINACIÓN, DURACIÓN, DOMICILIO Y OBJETO.-PRIMERO.- La denominación de la sociedad es “MASONITE MÉXICO” e ira siempre seguida de !as palabras Sociedad Anónima de Capital Variable, o de sus abreviaturas “S.A. de C.V.”.- SEGUNDO.- La duración de la sociedad es de noventa y nueve años, contados a partir de la fecha de firma de la presente escritura pública.- TERCERO.- El domicilio de la sociedad será la ciudad de México, Distrito Federal, pudiendo establecer agencias o sucursales en cualquier parte de la República Mexicana o del extranjero y someterse a domicilios convencionales.-CUARTO.- El objeto social de la sociedad será:- 1. El

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diseño, manufactura, adquisición, compra, venta, renta, distribución, importación y exportación de toda clase de puertas y de sus componentes, incluyendo de manera enunciativa más no limitativa, marcos de madera y en general, instalar, mantener, operar y negociar en cualquier forma con productos para la construcción e industries relacionadas y/o asociadas con el sistema de la construcción, incluyendo materiales, equipo y accesorios y celebrar todo tipo de convenios y contratos en relación con lo anterior.- 2. La fabricación y venta de paneles de poliuretano, de productos de acero de cualquier forma y diseño que llevan adheridos poliuretano o cualquier otros tipo de material incluyendo plásticos.- 3. La fabricación, adquisición, arrendamiento, distribución, venta, importación y exportación de toda clase de herramientas, maquinaria y equipo.- 4. La fabricación y venta de productos de acero para la industria en general.- 5. La fabricación, venta, exportación, importación de Coda clase de estructuras de acero, artículos metálicos, plásticos y de ferretería en general, incluyendo su pintado y cualquier otro tipo de acabado.- 6. Promover, constituir, organizar, explotar, administrar y tomar participación en la administración o en la liquidación de todo genero de empresas industriales, comerciales o de cualquier otra índole.- 7. Adquirir o disponer en cualquier forma legal de toda clase de acciones o participaciones en sociedades, empresas o asociaciones, ya sean de naturaleza civil o mercantil.— 8. Prestar todo tipo de servicios técnicos, consultivos y encargarse por cuenta propia o ajena de planear, constituir, organizar, explotar y administrar,

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así como participar en la administración o en la liquidación de todo género de empresas industriales, comerciales o de cualquier otra índole.- 9. La elaboración, venta y distribución de todo tipo de artículos relacionados con la industria y la construcción elaborados por la Sociedad o en su carácter de comisionistas y/o representante de los fabricantes de dichos productos, además de la compra y venta directa de otros artículos.- 10. La importación y exportación de toda clase de productos extranjeros y del país, ya sean productos terminados o materias primas.- 11. Contratar toda clase de prestación de servicios, aceptar y conferir comisiones, así como obtener par cualquier titulo patentes, marcas, nombres y avisos comerciales, opciones y preferencias, franquicias, derechos de propiedad industrial y concesiones de toda clase de actividades.- 12. Adquirir, vender y arrendar Coda clase de terrenos y fincas Canto en su domicilio social coma en cualquier parte de la Republica Mexicana o en el extranjero, de acuerdo a las disposiciones legales vigentes.- 13. Arrendar, usar, usufructuar, poseer, explotar, aprovechar, administrar y conservar bienes muebles e inmuebles propios o ajenos.- 14. Importar, exportar, manufacturar, adquirir, comprar, vender y negociar toda clase de equipo, maquinaria, aparatos eléctricos que se usen en la industria en general.- 15. La emisión, suscripción, aceptación, endoso, aval o negociación de cualquier clase de títulos o valores mobiliarios a inmobiliarios que la ley permita, incluyendo obligaciones con o sin garantía.- 16. Obtener o conceder prestamos atorgando y recibiendo garantías específicas, emitir

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obligaciones, aceptar, girar, endosar o avalar toda clase de títulos de crédito y otorgar fianzas o garantías de cualquier clase respecto de las obligaciones contraídas o de los títulos emitidos o aceptados por terceros, constituyéndose en fiador y/o avalista y/o garante de tales personas, o de cualquier tercero.- 17. En general, llevar a cabo Coda clase de actos y celebrar todo tipo de convenios, contratos y documentos, incluyendo aquellos de naturaleza civil o mercantil permitidos por las leyes vigentes, en la medida en que sea necesario o conveniente para el desarrollo del objeto social.-DEL CAPITAL SOCIAL Y ACCIONES.- QUINTO.- El capital de la sociedad es variable. El capital mínimo fijo, sin derecho a retiro, es la cantidad de $50,000.00 M.N. (Cincuenta mil pesos 00/100 Moneda Nacional) representado por 50,000 (cincuenta mil) acciones comunes, nominativas, con valor nominal de $1.00 (Un peso 00/100, Moneda Nacional) cada una.- El capital variable es ilimitado. La porción del capital social estará representada por acciones comunes, nominativas, con valor nominal de $1.00 (Un peso 00/100, Moneda Nacional) cada una...DE LA ADMINISTRACIÓN DE LA SOCIEDAD.- DECIMO.- La administración de la sociedad estará a cargo de un Administrador Unico o de un Consejo de Administración, integrado por al menos 2 (dos) miembros y sus respectivos suplentes, según lo decide la Asamblea General Ordinaria de Accionistas.- Los consejeros podrán ser reelectos, duraran en funciones un año, y continuarán en ellas hasta quo tomen posesión de sus cargos las personas nuevamente designadas para desempeñarlos. La misma Asamblea acordará los emolumentos de los consejeros en funciones.- DECIMO

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PRIMERO.- El Presidente del Consejo de Administración de la sociedad será designado en Asamblea General Ordinaria de Accionistas. Las partes podrán designar a un Secretario no miembro del Consejo de Administración, quien, en dicho caso, no tendrá vote en las sesiones del Consejo de Administración. . . DECIMO CUARTO.- El Consejo de Administración será el representante legal de la sociedad y tendrá los mas amplios poderes para pleitos y cobranzas, pare actos de Administración y pare actos de dominio, con todas las facultades generales y aún con las especiales que conforme a la Ley requieran poder o cláusula especial, en los términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil pare el Distrito Federal, así coma para suscribir títulos de crédito y celebrar operaciones de la misma naturaleza, en los términos del artículo noveno de la Ley General de Títulos y Operaciones de Crédito y poder especial pare actos de administración en cuanto a asuntos laborales.- En consecuencia, el Consejo de Administración, en su caso, tendrá las siguientes facultades que se mencionan en forma enunciativa y no limitativa- (a) Comparecer ante toda clase de autoridades judiciales a administrativas federales, estatales, municipales o delegacionales, aún tratándose de Juntas de Conciliación y Arbitraje, representando a la mandante en todos los negocios que se le ofrezcan; promover y contestar toda clase de demandas o de asuntos y seguirlos par todos sus tramites, instancias e incidentes pasta su final decisión; articular y absolver posiciones, conformarse con las resoluciones de las autoridades a promover contra ellas según lo estimen conveniente los recursos legales

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procedentes; promover el juicio de amparo, presentar denuncias y querellas penales de toda especie y constituirse parte civil en cualquier proceso, coadyuvando a la acción del Ministerio Público en los términos que las Leyes permitan, desistirse de los asuntos, juicios y recursos aún tratándose del juicio de amparo y otorgar perdón.- (b) Someter los asuntos contenciosos de la mandante a la decisión de árbitros de Derecho, estableciendo el procedimiento correspondiente que. seguirá ante los mismos; (c) Celebrar toda clase de contratos y ejecutar todos los actos que requieran la conservación, fomento y desarrollo de los bienes de la mandante y se comprendan en una amplia y general administración; (d) Celebrar toda clase de contratos y convenios de riguroso dominio como compraventa, permuta, cesión de derechos, fideicomiso de los bienes de la mandante y en general todos aquellos que impliquen adquisición, enajenación o gravamen de bienes muebles e inmuebles, ya fueren a su favor o en contra; (e) Suscribir por cualquier concepto, ya sea emitiendo, endosando, girando, aceptando para cobrar su importe, cheques, letras de cambio, pagares y en general toda clase de títulos de crédito.- (f) Abrir y cancelar cuentas bancarias a nombre de la sociedad, así como para hacer depósitos y girar contra ellas y designar personas que giren en contra de las mismas, así como revocar dichas designaciones; (g) Ejercer un poder especial para actos de administración en cuanto a asuntos laborales, para los efectos de los artículos once, seiscientos noventa y dos, setecientos ochenta y seis, ochocientos sesenta y seis y siguientes, así como ochocientos setenta y

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demás aplicables de la Ley Federal del Trabajo en vigor, a fin de que comparezca ante las autoridades del trabajo en asuntos laborales en que esta sociedad sea parte o tercera interesada, tanto en la audiencia inicial, como en cualquiera de sus etapas y a absolver posiciones;- (h) Llevar a cabo todos los tramites, gestiones y firmar todos los documentos públicos y privados que se requieran para que en nombre y representación de la sociedad mandante, participe en toda clase de concursos convocados por el gobierno federal y por los gobiernos estatales y empresas descentralizadas o empresas privadas y en general por cualquier persona, así como presentar cotizaciones, aceptar las condiciones, firmar los contratos correspondientes para lo garantías que le fueren solicitadas para la eventual adjudicación de los respectivos contratos, derivados de los propios recursos; (i) Comparecer ante cualquier persona o entidad, ya sea privada o publica de competencia federal, estatal, municipal o delegacional, o cualquier organismo o dependencia de la misma y llevar a cabo todos los tramites administrativos que sean necesarios o convenientes en forma enunciativa y no limitativa para efectuar los cobros y recibir los pagos a favor de la sociedad mandante; (j) Llevar a cabo todos los actos tendientes a la consecución del objeto social de la sociedad; (k) Nombrar y remover a los gerentes, así como a los funcionarios y empleados de la sociedad, fijándoles sus facultades, atribuciones y remuneración; (1) Acordar las gastos qua hayan de hacerse; (m) Otorgar poderes y por lo tanto, nombrar apoderados generales y especiales,

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con las facultades que crea necesarias y revocar cualquier nombramiento o poder: (n) Convocar a Asambleas Generales, ordinarias y extraordinarias.

DECIMO QUINTO. — El presidente del consejo de administración gozara de las facultades que sean conferidas en la Asamblea Genera Ordinaria de Accionistas que lo designe.- DECIMO SEXTO.- La administración directa de la sociedad, estará a cargo de uno o mas gerentes o directores, con las facultades y obligaciones que la Ley, esta escritura y el consejo de administración determinen. El cargo de gerente o director es compatible con el de consejero y podrá ser designado para tal cargo quien sea o no accionista de la sociedad.- DECIMO SÉPTIMO.- El o los gerentes o director o directores, al entrar en funciones duraran en su cargo indefinidamente, hasta que el Consejo de Administración haga una nueva designación y tome posesión e1 substituto, caucionará su manejo en la forma que determine la Asamblea o el Consejo y, esa garantía en ningún caso, será inferior a la cantidad que se determine al hacerse su nombramiento y podrá constituirse mediante depósito de acciones de la sociedad, en dinero efectivo o de fianza expedida por compañía legalmente instalada. También se podrá liberar a dichos funcionarios de la obligación de caucionar su manejo.- VIGILANCIA DE LA SOCIEDAD.- DECIMO OCTAVO.- la vigilancia de la sociedad estará a cargo de un órgano de vigilancia integrado por uno o varios comisarios propietarios y sus respectivos suplentes, según de determine la Asamblea General de Accionistas que los designe y al entrar en funciones, para garantizar su manejo, deberá depositar en la tesorería de la sociedad, la cantidad que

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determine la Asamblea que los nombre, en dinero en efectivo o mediante fianza expedida por Compañía autorizada. La Asamblea que lo elija podrá liberar al o a los comisarios que designe, de la obligación de caucionar su manejo. El o los comisarios duraran en funciones dos años pudiendo ser reelectos y percibirán el honoraria que determine la Asamblea.- DE LAS ASAMBLEAS DE ACCIONISTAS.- DECIMO NOVENO.- La Asamblea General de Accionista es el órgano supremo de la sociedad. Sus resoluciones o acuerdos deberán ser cumplidos por el Presidente del Consejo de Administración a por la o las personas que expresamente sean designadas por la Asamblea de Accionistas de que se trate; sus resoluciones o acuerdos serán obligatorios aún para los ausentes o disidentes, salvo los derechos de oposición que establece la Ley General de Sociedades Mercantiles. Sus características, funcionamiento y organización se regirán por las disposiciones siguientes.- VIGÉSIMO.- Las Asambleas serán ordinarias o extraordinarias. Serán extraordinarias las que trate de cualquiera de los asuntos enumerados en el artículo 182 (ciento ochenta y dos) de la Ley General de Sociedades Mercantiles. Serán ordinarias las que traten de cualquier otro asunto, tales como los referidos en el artículo 181 (ciento ochenta y uno) de la Ley General de Sociedades Mercantiles.- Para que se declare legalmente instalada una Asamblea General Ordinaria de Accionistas, en virtud de primera convocatoria, deberá estar representada en ella, por los menos, la mayoría de las acciones con derecho a voto, y sus resoluciones sarán válidas cuando se adopten por el voto favorable de la mayoría de las acciones presentes en la

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Asamblea . . . VIGÉSIMO TERCERO.- Las Asambleas serán convocadas por el Presidente del Consejo de Administración o por el Comisario…”.  - - - - - - - - - - - SEIS.- CAPITAL SOCIAL ACTUAL.- El compareciente me manifiesta, bajo protesta de decir verdad, que el capital social actual de la sociedad, es la cantidad de ciento dieciséis millones ochenta y cinco mil ochocientos veintiocho pesos, Moneda Nacional, de los cuales corresponden la cantidad de cincuenta mil pesos, Moneda Nacional al capital mínimo fijo y la cantidad de ciento dieciséis millones treinta y cinco mil ochocientos veintiocho pesos, Moneda Nacional a la parte variable. - - - - SIETE.- ACTA QUE SE PROTOCOLIZA.-  El compareciente me exhibe en diez fojas útiles escritas por el anverso el Acta de la Asamblea, General Anual Ordinaria de Accionistas de “MASONITE MEXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha once de noviembre de dos mil cuatro, que procedo a protocolizar en t6rminos del segundo párrafo del artículo ciento noventa y cuatro de la Ley General de Sociedades Mercantiles y la que textualmente dice:  -  -  -  -  -  -  -  -  -  -”En la Ciudad de México, Distrito Federal, siendo las 9:00 a.m. del día 11 de noviembre de 2004, se reunieron en el domicilio social de MASONITE MÉXICO, S.A. DE C.V. los señores Alfredo Chavez Goyeneche en representación de Masonite International Corporation y Fernando Abraham Barrita Chagoya en representación de Crown Door Corporation, para celebrar ASAMBLEA, GENERAL ANUAL ORDINARIA DE ACCIONISTAS de La sociedad, a la cual fueron debidamente convocados. Estuvo también presente  en la Asamblea el señor Jorge Cervantes Trejo, Secretario no

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Miembro del Consejo de Administración de la Sociedad. - -

En ausencia del Presidente del Consejo de Administración, la Asamblea fue presidida por el señor Jorge Cervantes Trejo en su carácter de Secretario no Miembro del Consejo de Administración de la sociedad y actuó como Secretario de la misma el señor Alfredo Chavez Goyeneche

El Presidente designo como Escrutador al señor Fernando Abraham Barrita Chagoya, quien después de aceptar su cargo y de revisar la documentación exhibida por los comparecientes certifico que se encontraba representada en la Asamblea la totalidad de las acciones en las que se divide el capital social, distribuidas de la siguiente forma:  - - - - - - - - - - - - - -

	ACCIONES
ACCIONISTAS	SERIE “B”	SERIE “BB”	VOTOS

Masonite International Corporation,	49,999	116,035,828	116,085,827
Representada por el Sr.- Alfredo
Chavez Goyeneche

Crown Door Corporation	1	0	1
Representada por el Sr. Fernando
Abraham Barrita Chagoya

TOTAL	50,000	116,035,828	116,085,828

En virtud de estar representadas todas las acciones que integran el capital social de la sociedad, el Presidente declaro la Asamblea legalmente instalada, no obstante no haberse publicado la convocatoria respectiva, en términos de lo dispuesto por el artículo 188 de la Ley General de Sociedades Mercantiles, y sometió a la consideración de la Asamblea el siguiente

------------------------------------------------------------------ORDEN DEL DIA----------------------------------------------------------------

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I.              Informe del Consejo de Administración sobre !as operaciones de la sociedad durante los ejercicios sociales terminados el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003 respectivamente.

II.            Discusión y aprobación, en su caso, de los Estados Financieros de la sociedad correspondientes a los ejercicios sociales terminados el 31 de diciembre 1998, 1999, 2000, 2001, 2002 y 2003 respectivamente.

III.           Remuneración a miembros del Consejo de Administración, Funcionarios y Comisaros de la sociedad.

IV.           Ratificación de los miembros del Consejo de Administración, Funcionarios Y Comisarios de la Sociedad .

V.            Revocación y otorgamiento de poderes.

VI. Designación de Delegados Especiales que formalicen las resoluciones que se adopten por la Asamblea.----------------------------

PUNTO UNO. En relación con el primer punto del Orden del Día, el Presidente dio lectura al informe preparado por el Consejo de Administración a los accionistas de la sociedad, respecto de las operaciones realizadas por la sociedad durante cada uno de los ejercicios sociales concluidos el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003 respectivamente, de conformidad con lo previsto en el artículo 172 de la Ley General de Sociedades Mercantiles - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - -Después de evaluar el informe antes indicado, la Asamblea, par unanimidad de votos de representativas del capital social, siguientes:

----------------------------------------------------------------R E S O L U C I O N E S--------------------------------------------------------

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“1.           Se aprueba el informe que el Consejo de Administración de la sociedad rinde a los accionistas sobre las operaciones de la empresa durante los ejercicios sociales concluidos el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente.”

“2.           Se ratifican todos y cada uno de los actos efectuados por los miembros del Consejo de Administración de la empresa en el desempeño de sus cargos durante los ejercicios sociales terminados el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente.”

PUNTO DOS.- En desahogo del segundo punto del Orden del Día, el Presidente dio lectura a los Estados Financieros correspondientes a los ejercicios sociales terminados el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003, respectivamente. Posteriormente, se dio lectura a un informe preparado por el Comisario de la sociedad sobre los mismos, en el que sugiere su aprobación por la Asamblea.

Después de discutir lo anterior, la Asamblea, por unanimidad de votos, adopto las siguientes

---------------------------------------------------------------R E S O L O C I O N E S--------------------------------------------------------

 “1.          Se aprueban los Estados Financieros de Masonite México, S.A. de C.V., correspondientes a los ejercicios fiscales concluidos el (i) 31 de diciembre de 1998, los cuales muestran una perdida neta en la cantidad histórica de $11,184,991.00 M.N. (Once Millones Ciento Ochenta y Cuatro Mil Novecientos Noventa y Un Pesos 00/100, Moneda Nacional); (ii) 31 de diciembre de 1999, los cuales muestran una pérdida neta en la cantidad hist6rica de $1,982,534.00 M.N. (Un millón Novecientos Ochenta y Dos Mil Quinientos Treinta y Cuatro Pesos 00/100 Moneda

16

Nacional); (iii) 31 de diciembre de 2000, los cuales muestran una utilidad neta en la cantidad histórica de $14,584,478.00 M.N. (Catorce Millones Quinientos Ochenta y Cuatro Mil Cuatrocientos Setenta Y Ocho Pesos 00/100 Moneda Nacional); (ii) (así) 31 de diciembre de 2001, los cuales muestran una perdida neta en la cantidad histórica de $2,902,259.00 M.N. (Dos Millones Novecientos Dos Mil Doscientos Cincuenta y Nueve Pesos 00/100 Moneda Nacional); (ii) (así) 31 de diciembre de 2002, los cuales muestran una utilidad neta en la cantidad histórica de $5,393,011.00 M.N. (Cinco Millones Trescientos Noventa y Tres Mil Once Pesos 00/100 Moneda Nacional); y (ii) (así) 31 de diciembre de 2003, los cuales muestran una utilidad neta en la cantidad de $15,577,064.00 M.N. (Quince Millones Quinientos Setenta y Siete Mil Sesenta y Cuatro Pesos 00/100 Moneda Nacional); en la forma en que fueron sometidos a la Asamblea, copia de dichos documentos deberá anexarse al expediente de esta Asamblea.”

 “2.          Se aprueba y agradece el informe rendido par el Comisario de la sociedad, respecto a los Estados Financieros antes aprobados”.

“3            Aplíquese la utilidad neta reportada por la sociedad en los ejercicios fiscales concluidos el 31 de diciembre de 2000, 2002 y 2003, a la cuenta Resultado de Ejercicios Anteriores.”

“4.           Aplíquense la perdida neta reportada por la sociedad en los ejercicios fiscales concluidos el 31 de diciembre de 1998, 1999 y 2001, a la cuenta Resultado de Ejercicios Anteriores.”

PUNTO TRES. Tratando el tercer punto del Orden del Día, el Presidente informó a la Asamblea que los miembros

17

del Consejo de Administración, los Funcionarios y los Comisarios de la sociedad habían renunciado a cualquier remuneración que pudiere corresponderles por el desempeño de sus cargos durante los ejercicios sociales concluidos el 31 de diciembre de 1998, 1999, 2000, 2001, 2002 y 2003 respectivamente, por lo que la Asamblea por unanimidad de votos, adopto la siguiente.

---------------------------------------------------------------R E S O L U C T O N-------------------------------------------------------------

“UNICA. Se acepta, con el agradecimiento de Asamblea, la renuncia de los miembros del Consejo Administración, Funcionarios y de los Comisarios de sociedad a recibir cualquier remuneración que pudiere corresponderles por el desempeño de sus cargos durante los ejercicios sociales terminados el 31 de diciembre de 1998, 1999, 2000, 2001, 2002, y 2003, respectivamente.”

PUNTO CUATRO. En relación con el cuarto Punto del Orden del Día, el Presidente informo a los presentes quo con anterioridad a esta fecha se habían recibido !as renuncias de los señores Phillip S. Orsino, Robert V. Tubbesing, Tomas González y Leo Serio, a los cargos que venían desempeñando como Presidente y Director General, Vicepresidente, Miembro Propietario del Consejo de Administración, y Comisario de la sociedad, respectivamente. En virtud de lo anterior, el Presidente propuso se designara al señor (i) Michael Steven Hall como Presidente del Consejo de Administración y Gerente General de la sociedad; (ii) Paul Alexander Bernards como Vicepresidente del Consejo de Administración y Director de Finanzas de la sociedad; (iii) Guillermo Ortiz Hernández como Miembro Propietario del Consejo de Administración y Gerente de Ventas de Exportación; (iv)

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José Luís Oyervides Alonso como Contralor General de la sociedad.

Asimismo, el Presidente propuso a los accionistas se ratificara en su cargo al señor Harley Ulster como Miembro Propietario del Consejo de Administración y adicionalmente se le designara como Gerente Jurídico de la Sociedad.

Finalmente el Presidente propuso se ratificara en sus cargos respectivos, al resto de los Funcionarios y Comisarios de la sociedad.

Después de discutir sobre lo anterior, la Asamblea por unanimidad de votos, adoptó las siguientes:

---------------------------------------------------------------R E S O L U C I O N E S--------------------------------------------------------------

 “1.          Se aceptan las renuncias presentadas por los señores Phillip S. Orsino, Robert V. Tubbesing, Tomas González y Leo Serio a los cargos que venían desempeñando como Presidente del Consejo de Administración y Director General, Vicepresidente del Consejo de Administración, Miembro Permanente del Consejo de Administración, y Comisario de la sociedad, respectivamente.”

- Los accionistas expresaron su agradecimiento a los señores Phillip S. Orsino, Robert V. Tubbesing, Tomas González y Leo Serio par el desempeño de su cargo, ratificando todas y cada una de los actos realizados en cumplimiento de los mismos.

2.             Se designa en este acto al señor Michael Steven Hall como Presidente del Consejo de Administración y Gerente General de la Sociedad.”

Se hace constar que con anterioridad a es a fecha, conociendo su designación, el Sr. Michael Steven Hall ha aceptado desempeñar cumplida y cabalmente los cargos conferidos.

“3.           Se designa en este acto al señor Paul Alexander Bernards como Vicepresidente del Consejo de Administración y Director de Finanzas de la sociedad.”¬

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. Paul Alexander Bernards ha aceptado desempeñar cumplida y cabalmente los cargos conferidos .

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“4.           Se designa en este acto al señor Guillermo Ortiz Hernández como Miembro Propietario del Consejo de Administración y Gerente de ventas de Exportación de la sociedad.

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. Guillermo Ortiz Hernández ha aceptado desempeñar cumplida y cabalmente los cargos conferidos.

5.             Se designa en este acto al señor José Luís Oyervides Alonso como Contralor General de la sociedad.”

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. José Luís Oyervides Alonso ha aceptado desempeñar cumplida y cabalmente el cargo conferido.

“6.           Se ratifica la designación del señor Harley Ulster como Miembro Propietario del Consejo de Administración, designándosele adicionalmente en este acto como Gerente Jurídico de la sociedad.”

Se hace constar que con anterioridad a esta fecha, conociendo su designación, el Sr. Harley Ulster ha aceptado desempeñar cumplida y cabalmente los cargos conferidos.

“7.           Se ratifica en este acto a todos y cada uno

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de los miembros restantes del Consejo de Administración, Funcionarios y Comisarios de la sociedad en sus respectivos cargos.”

“8.           En virtud de la resolución que antecede, la administración y vigilancia de la sociedad quedara confiada a las siguientes personas

--------------------------------------------------------CONSEJO DE ADMINISTRACION---------------------------------------------------

CONSEJEROS	CARGO
Michael Steven Hall	Presidente
Paul Alexander Bernards	Vicepresidente
Guillermo Ortiz Hernández	Vocal
Harley Ulster	Tesorero

Secretario No Miembro del Consejo de Administración	Jorge Cervantes Trejo

---------------------------------------------------------------------FUNCIONARIOS---------------------------------------------------------------------

Michael Steven Hall	Gerente General
Paul Alexander Bernards	Director de Finanzas
Harley Ulster	Gerente Jurídico
Guillermo Ortiz Hernández	Gerente de Ventas de Exportación
José Luís Oyervides Alonso	Contralor General

------------------------------------------------------------------------COMISARIO------------------------------------------------------------------------

Juan Ignacio Romo

PUNTO CINCO. En relación con el quinto punto del Orden del Día, el Presidente expuso a los presentes las razones por las cuales resultaba conveniente revocar conferidas por la sociedad, a favor de los s Robert V. Tubbesing, Marco Tulio Ortiz del Bosque, Nelson Mier Schmidt y Juan Carlos Maroto Oliveros. Asimismo, el Presidente propuso se otorgaran ciertos poderes de la

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 sociedad en favor de los señores Michael Steven Hall, Paul Alexander Bernards, Harley Ulster, Guillermo Ortiz Hernández y José Luís Oyervides Alonso, a fin de facilitar el desarrollo de las actividades de la sociedad.

Una vez analizadas las razones expuestas por e1 Presidente, la Asamblea, por unanimidad de votos, adopto la siguiente.

-----------------------------------------------------------------R E S O L U C I O N E S--------------------------------------------------------------

“l.            Se revocan con efectos a partir de la fecha de la presente Asamblea, todos y cada uno de los poderes especiales y generales y demás autorizaciones otorgadas por cualquier órgano de la Sociedad a favor de los señores Robert V. Tubbesing, Marco Tulio Ortiz del Bosque y Nelson Mier Schmidt, en especial, sin limitar, aquellos contenidos en términos de la escritura publica número 61,277 de fecha 31 de julio de 2002, otorgada ante la fe del Lic. Francisco Javier Gutiérrez Silva, Notario Publico No. 147 del Distrito Federal.”

“2.           Se revocan con efectos a partir de la fecha del la presente Asamblea, todos y cada uno de los poderes especiales y generales y demás autorizaciones otorgadas por cualquier órgano de la Sociedad a favor del señor Juan Carlos Maroto Oliveros, en particular, sin limitar, aquellos contenidos en términos de las escrituras publicas números (1) 61,277 de fecha 31 de julio de 2002, otorgada ante la fe del Lic. Francisco Javier Gutiérrez Silva, Notario Publico numero 147 del Distrito Federal; y (ii) 18,137 de fecha 20 de febrero de 2004, otorgada ante la fe del Lic. José Luís Villavicencio Castañeda, Notario Publico número 218 del Distrito Federal.”

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 “3.          Se otorga en este acto un poder general de la Sociedad a favor de los señores Michael Steven Hall y José Luís Oyervides Alonso, a efecto de que lo ejerciten de manera conjunta, conforme a las siguientes facultades:

a)             Ejercitar el poder general para pleitos v cobranzas, que se le otorga con todas las facultades generales y las especiales que requieran de cláusula especial de acuerdo con la ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo dos mil quinientos cincuenta y cuatro y art5culo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integrar: los Estados Unidos Mexicanos, estando por lo Canto facultado para desistirse aún del juicio de amparo; formular querellas y denuncias penales y otorgar perd6n; coadyuvar con el Ministerio Público; transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces, recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Lev, entre los que se incluye representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

b)            Ejercitar el poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos.

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c)             Ejercitar el poder general para pleitos y cobranzas y actos de administración en materia laboral, en términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, y de los artículos seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y demás aplicables de la Ley Federal del Trabajo, con todas las facultades generales y las especiales que conforme a la Ley requieran cláusula especial de acuerdo con el artículo dos mil quinientos ochenta y siete del citado Código Civil Federal y sus artículos correlativos de los demás Códigos Civiles mencionados, estando por lo tanto facultado para desistirse, transigir, someterse a arbitraje; formular y  absolver posiciones, recusar jueces; recibir pagos; promover el juicio de amparo, tramitarlo y desistirse de él, en la inteligencia de que dicho apoderado  podrá ejercitar el mandato ante las Juntas de Conciliación y Arbitraje, ya sean locales o federales y ante cualesquiera otra clase de autoridades y celebrar contratos colectivos o individuales de trabajo. Queda entendido que las facultades conferidas son enumerativas pero no limitativas para el ejercicio del mandato.

d)            Poder general para emitir, suscribir, otorgar, aceptar, garantizar y avalar títulos de crédito, en términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito.

e)             Poder general para abrir, operar y cerrar cuentas bancarias a nombre de la Sociedad, hacer

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depósitos y girar contra las mismas, así como designar a las personas que puedan girar, de forma mancomunada, contra las mismas.

Dichos poderes deberán ser ejercitados en todo memento, de manera conjunta, por al menos 2 (dos) apoderados de la sociedad que cuente con las mismas facultades.

“4.           Se otorga un poder general de la sociedad a favor de los señores Paul Alexander Bernards y Harley Ulster, a fin de que lo ejerciten de manera conjunta, con !as siguientes facultades:

a)             Ejercitar el poder general para pleitos y cobranzas, que se le otorga con todas las facultades generales y las especiales que requieran de cláusula especial de acuerdo con la ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo dos mil quinientos cincuenta y cuatro y artículo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de !as demás entidades federativas que integran los Estados Unidos Mexicanos, estando por lo tanto facultado para desistirse aún del juicio de amparo; formular querellas y denuncias penales y otorgar perdón, coadyuvar con el Ministerio Público; transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces, recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Ley, entre los que se incluye representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

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b)            Ejercitar el poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos.

c)             Ejercitar el poder general para pleitos y cobranzas y actos de administración en materia laboral, en términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, y de los artículos seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y demás aplicables de la Ley Federal del Trabajo, con Codas las facultades generales y las especiales que conforme a la Ley requieran cláusula especial de acuerdo con el artículo dos mil quinientos ochenta y siete del citado Código Civil Federal y sus artículos correlativos de los demás Códigos Civiles mencionados, estando por lo tanto facultado para desistirse, transigir, someterse a arbitraje; formular y absolver posiciones, recusar jueces; recibir pagos; promover el juicio de amparo, tramitarlo y desistirse de él, en la inteligencia de que dicho apoderado podrá ejercitar el mandato ante las Juntas de Conciliación y Arbitraje, ya sean locales o federales y ante cualesquiera otra clase de autoridades y celebrar contratos colectivos o individuales de trabajo. Queda entendido que las facultades conferidas son enumerativas pero no limitativas para al ejercicio del mandato.

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d)            Poder general para emitir, suscribir, otorgar, aceptar, garantizar y avalar títulos de crédito, en términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito.

e)             Poder general para actos de dominio, para ser ejercitado siempre de manera conjunta con cualquier otro apoderado de la sociedad que cuente con las mismas facultades, de conformidad con el artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus correlativos en los Códigos Civiles de las Entidades Federativas que conforman los Estados Unidos Mexicanos.

f)             Conferir poderes generales y especiales, con las facultades contenidas en los incisos a), b), y c) anteriores, manteniendo para si el ejercicio del presente mandato; así como revocar los poderes que hubiere otorgado. El apoderado queda expresamente imposibilitado a conferir poderes con las facultades contenidas en los párrafos d), e) y f) del presente.”

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, por al menos 2 (dos) apoderados de la sociedad que cuente con las mismas facultades.”

“5.           Se otorga un poder general de la sociedad a favor del señor Guillermo Ortiz Hernández , a fin de que lo ejercite con las siguientes facultades:

a)             Ejercitar el poder general para pleitos y cobranzas, que se le otorga con todas las facultades generales y las especiales que requieran de cláusula especial de acuerdo con la ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo do mil quinientos cincuenta y cuatro y artículo

27

 dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, estando por lo tanto facultado para desistirse aún del juicio de amparo; formular querellas y denuncias penales y otorgar perdón; coadyuvar con el Ministerio Público; transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces, recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Ley, entre los que se incluye representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

b)            Ejercitar el poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos.

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, por el apoderado y al menos, otro apoderado de la sociedad que cuente con las mismas facultades”.

PUNTO SEIS.— En relación con el sexto punto del Orden del Día, por unanimidad de votos, la Asamblea adopto la siguiente

R E S O L U C I O N

“UNICA. En términos del artículo lo de la Ley General de Sociedades Mercantiles, de designan a los señores Jorge Cervantes Trejo, Alfredo Chávez Goyeneche,

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Eduardo Tapia Zuckermann y Fernando Abraham Barrita Chagoya, como Delegados Especiales de esta Asamblea para que, indistintamente cualesquiera de ellos, acudan ante el Notario Público de su elección para obtener la protocolización notarial de las resoluciones adoptadas en la presente Asamblea que lo requieran y pare que por si, o por las personas que ellos designen, obtengan el registro del testimonio respectivo en el Registro Público de Comercio y, en general, otorguen cualesquiera documentos a efecto de que las resoluciones adoptadas en la presente Asamblea surtan plenos efectos.”

Se hace constar que al tiempo de adoptarse todas y cada una de las resoluciones por la presente Asamblea, estuvo representada y participó la totalidad de las acciones en que se divide el capital social de la sociedad.

No habiendo más asunto que tratar, se suspendió la Asamblea por el tiempo necesarios para la preparación de la presente acta. La cual, una vez leída, fue aprobada y firmada para constancia por el Presidente y el Secretario actuantes.

Se levantó la Asamblea a las 11:30 a.m. del día 11 de noviembre de 2004.

(Firma ilegible).- Jorge Cervantes Trejo.-Presidente.—(Firma ilegible).- Alfredo Chávez Goyeneche.- Secretario.

OCHO. El compareciente me manifiesta bajo protesta de decir verdad que las firmas que aparecen en el acta que por esta escritura se protocoliza son del puño y letra de quienes las suscriben y las que usan en todos sus negocios.

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C L A U S U L A S

PRIMERA. Ha quedado debidamente PROTOCOLIZADA a solicitud del Licenciado ALFREDO CHAVEZ GOYENECHE, en su carácter de Delegado Especial, el acta de la Asamblea General Anual Ordinaria de Accionistas de la sociedad denominada MASONITE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha once de noviembre de dos mil cuatro, al haber quedado transcrita en los antecedentes de esta escritura, la cual debe tenerse por reproducida en esta cláusula como si se insertase a la letra para todos los efectos legales correspondientes.

SEGUNDA. En virtud de lo anterior:

UNO.- Se aprueba el informe que el Consejo de Administración de la sociedad rinde a los accionistas sobre las operaciones de la empresa durante los ejercicios sociales concluidos el treinta y uno de diciembre de los años mil novecientos noventa y ocho a dos mil tres.

DOS. - Se ratifican todos y cada uno de los actos efectuados por los miembros del Consejo de Administración de la empresa en el desempeño de sus cargos durante los ejercicios sociales terminados el treinta y uno de diciembre de los años mil novecientos noventa y ocho a dos mil tres.

TRES. Se aprueban los Estados Financieros de MASONITE MÉXICO, SOCIEDAD ANÓNIMA BE CAPITAL VARIABLE, correspondientes a los ejercicios fiscales concluidos el treinta y uno de diciembre de los años mil novecientos noventa y ocho a dos mil tres, en los términos que quedaron transcritos en el Acta de Asamblea que por este instrumento se protocoliza.

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CUATRO. Se aprueba y agradece el informe rendido por el Comisario de la sociedad, respecto a los Estados Financieros antes aprobados.

CINCO. Aplíquese la utilidad neta reportada por la sociedad en los ejercicios fiscales concluidos el treinta y uno de diciembre de dos mil, dos mil dos y dos mil tres a la cuenta Resultado de Ejercicios Anteriores.

SEIS. Aplíquense la pérdida neta reportada por la sociedad en los ejercicios fiscales concluidos el treinta y uno de diciembre de mil novecientos noventa y ocho, mil novecientos noventa y nueve y dos mil uno a la cuenta Resultado de Ejercicios Anteriores.

SIETE. Se acepta la renuncia de los miembros del Consejo de Administración, Funcionarios y de los Comisarios de la sociedad a recibir cualquier remuneración que pudiere corresponderles por el desempeño de sus cargos durante los ejercicios sociales terminados el treinta y uno de diciembre de los años mil novecientos noventa y ocho a dos mil tres.

OCHO. Se aceptan las renuncias presentadas por los señores PHILLIP S. ORSINO, ROBERT V. TUBBESING, TOMÁS GONZÁLEZ Y LEO SERIO a los cargos que venían desempeñando como Presidente del Consejo de Administración y Director General, Vicepresidente del Consejo de Administración, Miembro Permanente del Consejo de Administración, y Comisario de la sociedad, respectivamente y se ratifican todos y cada uno de los actos realizados en el cumplimiento de los mismos.

NUEVE.- SE DESIGNA, al señor MICHAEL STEVEN HALL como PRESIDENTE DEL CONSEJO DE ADMINISTRACIÓN Y GERENTE GENERAL DE LA SOCIEDAD.

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DIEZ.- SE DESIGNA al señor PAUL ALEXANDER BERNARDS como VICEPRESIDENTE del Consejo de Administración y DIRECTOR DE FINANZAS de la sociedad.

ONCE. SE DESIGNA al señor GUILLERMO ORTIZ HERNÁNDEZ como MIEMBRO PROPIETARIO DEL CONSEJO DE ADMINISTRACIÓN Y GERENTE DE VENTAS DE EXPORTACIÓN DE LA SOCIEDAD.

DOCE. SE DESIGNA al señor JOSÉ LUIS OYERVIDES ALONSO como CONTRALOR GENERAL de la sociedad.

TRECE. SE RATIFICA la designación del señor HARLEY ULSTER como Miembro Propietario del Consejo de Administración, designándosele adicionalmente como GERENTE JURÍDICO de la sociedad.

CATORCE. SE RATIFICA a todos y cada uno de los miembros restantes del Consejo de Administración, Funcionarios y Comisarios de la sociedad en sus respectivos cargos.

QUINCE. En virtud de lo anterior, la ADMINISTRACIÓN Y VIGILANCIA de la sociedad quedará confiada a las siguientes personas

CONSEJO DE ADMINISTRACIÓN

MIEMBROS	CARGOS

Michael Steven Hall	Presidente

Paul Alexander Bernards	Vicepresidente

Guillermo Ortiz Hernández	Vocal

Harley Ulster	Tesorero

Secretario No Miembro del Consejo de Administración

Jorge Cervantes Trejo

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FUNCIONARIOS

Michael Steven Hall	Gerente General

Paul Alexander Bernards	Director de Finanzas

Harley Ulster	Gerente Jurídico

Guillermo Ortiz Hernández	Gerente de Ventas de Exportación

José Luis Oyervides Alonso	Contralor General

COMISARIO

Juan Ignacio Romo

DIECISÉIS.- SE REVOCAN con efectos a partir de la fecha del Acta de Asamblea que por este instrumento se protocoliza, todos y cada uno de los poderes especiales y generales y demás autorizaciones otorgadas por cualquier órgano de la Sociedad a favor de los señores ROBERT V. TUBBESING, MARCO TULIO ORTIZ DEL BOSQUE Y NELSON MIER SCHMIDT, en especial, sin limitar, aquellos contenidos en términos de la escritura publica número sesenta y un mil doscientos setenta y siete de fecha treinta y uno de julio de dos mil dos, otorgada ante la fe del Licenciado Francisco Javier Gutiérrez Silva, Notario Publico número ciento cuarenta y siete del Distrito Federal; y

Los poderes especiales y generales y demás autorizaciones otorgadas por cualquier órgano de la Sociedad a favor del señor JUAN CARLOS MAROTO OLIVEROS, en particular, sin limitar, aquellos contenidos en términos de las escrituras públicas números sesenta y un mil doscientos setenta y siete de fecha treinta y uno de julio de dos mil dos, otorgada ante la fe del Licenciado Francisco Javier Gutiérrez Silva, Notario Público número ciento cuarenta y siete del Distrito Federal; y dieciocho mil ciento treinta y siete de fecha veinte de febrero de dos mil cuatro, otorgada ante la fe del Licenciado José Luis Villavicencio Castañeda, Notario Publico número doscientos dieciocho del Distrito Federal.

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El compareciente me manifiesta, bajo protesta de decir verdad, que por conducto de la Sociedad se notificarán las revocaciones de nombramientos y poderes consignadas en esta escritura a los funcionarios y apoderados, liberando al suscrito Notario de cualquier responsabilidad derivada de dicho concepto.

DIECISIETE.- SE OTORGA un PODER GENERAL de la Sociedad a favor de los señores MICHAEL STEVEN HALL y JOSÉ LUIS OYERVIDES ALONSO, a efecto de que lo ejerciten de manera conjunta, conforme a las siguientes facultades:

a)             poder general para pleitos y cobranzas, que se le otorga con todas las facultades generales y las especiales que requieran de cláusula especial de acuerdo con la ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo dos mil quinientos cincuenta y cuatro y artículo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdón; coadyuvar con el Ministerio Publico; transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces, recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Ley, entre los que se incluye representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

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b)            poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos.

c)             poder general para pleitos y cobranzas y actos de administración en materia laboral, en términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, y de los artículos seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y demás aplicables de la Ley Federal del Trabajo, con todas las facultades generales y las especiales que conforme a la Ley requieran cláusula especial de acuerdo con el artículo dos mil quinientos ochenta y siete del citado Código Civil Federal y sus artículos correlativos de los demás Códigos Civiles mencionados, estando por lo tanto facultado para desistirse, transigir, someterse a arbitraje; formular y absolver posiciones, recusar jueces; recibir pagos; promover el juicio de amparo, tramitarlo y desistirse de le él, en la inteligencia de que dicho apoderado podrá ejercitar el mandato ante las Juntas de Conciliación y Arbitraje, ya sean locales o federales y ante cualesquiera otra clase de autoridades y celebrar contratos colectivos o individuales de trabajo. Queda entendido que las facultades conferidas son enumerativas pero no limitativas para el ejercicio del mandato.

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d)            Poder general para emitir, suscribir, otorgar, aceptar, garantizar y avalar títulos de crédito, en términos del artículo noveno de la Ley General de Títulos y Operaciones de Crédito.

e)             Poder general para abrir, operar y cerrar cuentas bancarias a nombre de la Sociedad, hacer depósitos y girar contra las mismas, así como designar a las personas que puedan girar, de forma mancomunada, contra las mismas.

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, por al menos 2 (dos) apoderados de la sociedad que cuenten con las mismas facultades.

DIECIOCHO.-  SE OTORGA un PODER GENERAL de la sociedad a favor de los señores PAUL ALEXANDER BERNARDS Y HARLEY ULSTER, a fin de que lo ejerciten de manera conjunta, con las siguientes facultades:

a)             Poder general para pleitos y cobranzas, que se le otorga con todas las facultades generales y las especiales que requieran de cláusula especial de acuerdo con la ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo dos mil quinientos cincuenta y cuatro y artículo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, estando por lo tanto facultado para desistirse aún del juicio de amparo; formular querellas y denuncias penales y otorgar perdón;

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coadyuvar con el Ministerio Público; transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces, recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Ley, entre los que se incluye representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

b)            Poder general para actos de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civiles de la demás entidades federativas que integran los Estados Unidos Mexicanos.

c)             Poder general para pleitos y cobranzas v actos de administración en materia laboral, en términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, y de los artículos seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y demás aplicables de la Ley Federal del Trabajo, con todas las facultades generales y las especiales que conforme a la Ley requieran cláusula especial de acuerdo con el artículo dos mil quinientos ochenta y siete del citado Código Civil Federal y sus artículos correlativos de los demás Códigos Civiles mencionados, estando por lo tanto facultado para desistirse, transigir, someterse a arbitraje; formular y absolver posiciones, recusar jueces; recibir pagos; promover el juicio de amparo, tramitarlo y desistirse de él, en la inteligencia de que

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dicho apoderado podrá ejercitar el mandato ante las Juntas de Conciliación y Arbitraje, ya sean locales o federales y ante cualesquiera otra clase de autoridades y celebrar contratos colectivos o individuales de trabajo. Queda entendido que las facultades conferidas son enumerativas paro no imitativas para el ejercicio del mandato.

d)            Poder general para emitir, suscribir, otorgar, aceptar, garantizar y avalar títulos de crédito, en términos del artículo novena de la Ley General de Títulos y Operaciones de Crédito.

e)             Poder general para actos de dominio, para ser ejercitado siempre de manera conjunta con cualquier otro apoderado de la sociedad que cuente con las mismas facultades, de conformidad con el artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus correlativos en los Códigos Civiles de las Entidades Federativas que conforman los Estados Unidos Mexicanos.

f)             Conferir poderes generales y especiales, con las facultades contenidas en los incisos a), b), y c) anteriores, manteniendo para si el ejercicio del presente mandato; así como revocar los poderes que hubiere otorgado. El apoderado queda expresamente imposibilitado a conferir poderes con las facultades contenidas en los párrafos d), e) y f) de la presente cláusula.

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, por al menos 2 (dos) apoderados de la sociedad que cuenten con las mismas facultades.

DIECINUEVE.- SE OTORGA un PODER GENERAL de la sociedad a favor del señor GUILLERMO ORTIZ HERNÁNDEZ, a

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fin de que lo ejercite con las siguientes facultades:

a)             Poder general para pleitos y cobranzas, que se le otorga con todas las facultades generales y las especiales que requieran de cláusula especial de acuerdo con la ley, sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del artículo dos mil quinientos cincuenta y cuatro y artículo dos mil quinientos ochenta y siete, sin la facultad de ceder bienes, ambos del Código civil Federal y sus artículos correlativos del Código Civil para el Distrito Federal y de los Códigos Civiles de las demás entidades federativas que integran los Estados Unidos Mexicanos, estando por lo tanto facultado para desistirse aún del juicio de amparo; formular querellas y denuncias penales y otorgar perd6n; coadyuvar con el Ministerio Público; transigir, someterse a arbitraje; formular y absolver posiciones; recusar jueces, recibir pagos y ejecutar todos los demás actos expresamente autorizados por la Ley, entre los que se incluye representar la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo.

b)            Poder general para actos de de administración de acuerdo con lo dispuesto en el segundo párrafo del artículo dos mil quinientos cincuenta y cuatro y sus artículos correlativos del Código Civil Federal y de los Códigos Civil de la demás entidades federativas que integran los Estados Unidos Mexicanos.

Dichos poderes deberán ser ejercitados en todo momento, de manera conjunta, por el apoderado y al menos, otro apoderado de la sociedad que cuente con las mismas facultades.

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TERCERA- Los gastos y honorarios causados con motivo de la presente escritura serán por cuenta de la Sociedad.

P E R S O N A L I D A D

El compareciente me acredita su personalidad y la legal existencia de su representada con los documentos relacionados en los antecedentes de esta escritura.

YO, EL NOTARIO, DOY FE: I.- De que el suscrito se identificó plenamente como Notario frente al compareciente a su plena satisfacción.- II.— De que los documentos insertos y relacionados concuerdan con sus originales a que me remito y tuve a la vista.- III.- De que me declara el compareciente que su representada as capaz y que la representación que ostenta y por la que actúa está vigente.- IV.- De que de conformidad con el artículo treinta y cuatro de la Ley de Inversión Extranjera la sociedad compareciente me exhibe su constancia de inscripción en el Registro Nacional Inversiones Extrajeras, según folio número uno, dos, dos, cuatro, cinco, cero diagonal tres, cero, uno, siete, ocho.- V.— De que en términos del artículo veintisiete del Código Fiscal de la Federación y de la Miscelánea Fiscal para el dos mil cuatro, me declara el compareciente bajo protesta de decir verdad que la sociedad presentará una relación ante las autoridades fiscales de los accionistas residentes en el extranjero en la que se indique su domicilio, residencia fiscal y número de identificación fiscal.- VI.- De que me aseguré de la identidad del compareciente y que a mi juicio tiene capacidad legal.- VII.- De que advertí y enteré al compareciente de las penas en que incurren quienes

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declaran con falsedad ante un Notario Publico.- VIII.- De que le manifesté al compareciente su derecho a leer personalmente la presente escritura y que su contenido le fue explicado por el suscrito Notario a su entera satisfacción.- IX.- De que le ilustré el valor, consecuencias y alcances legales de la misma.- X.- De que habiéndole leído la presente escritura, me manifestó el compareciente su compresión plena.- XI. - De que el suscrito Notario no tiene indicio alguno de falsedad de los documentos que se relacionan.- XII.- De que el compareciente hizo las declaraciones contenidas en la presente escritura todas bajo protesta de decir verdad.- XII.- De que me manifestó su conformidad expresamente, así como mediante su firma estampada para constancia al final del presente instrumento, declarando por sus generales ser: mexicano por nacimiento, originario de Querétaro, Querétaro, donde nació el quince de febrero de mil novecientos setenta y dos, casado, abogado, con domicilio en Montes Urales número seiscientos treinta y dos tercer piso, Colonia Lomas de Chapultepec, en esta Ciudad y se identifica por conocimiento personal del suscrito Notario.- XV.- Que las adiciones y variaciones que el compareciente realizara a la presente escritura fueron leídas y explicadas por el suscrito Notario.- XVI.- De que de conformidad con la Ley General de Población y su Reglamento los Consejeros, Funcionarios y Apoderados designados de nacionalidad distinta a la mexicana que así lo requieran, no entrarán en funciones hasta en tanto obtengan de la Secretaria de Gobernación la autorización correspondiente.

Firma ilegible del Licenciado ALFREDO CHAVEZ

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GOYENECHE.

Firmada ante mi el día de su fecha y la AUTORIZO, desde luego en México, Distrito Federal.

Licenciado LUIS DE ANGOITIA BECERRA.- Rúbrica.- Sello de Autorizar.

ARTÍCULO 2,554.- En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorga con todas las facultades generales y las especiales que requieran cláusula especial conforme a la Ley, para que se entiendan conferidos sin limitación alguna.

En los poderes generales, para administrar bienes, bastará expresar que se dan con ese carácter para que el apoderado tenga toda clase de facultades administrativas.

En los poderes generales para ejercer actos de dominio, bastará que se den con ese carácter para que el apoderado tenga todas las facultades de dueño, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.

Cuando se quisieran limitar, en los tres casos antes mencionados, las facultades de los apoderados se consignarán las limitaciones o los poderes serán especiales.

Los Notarios insertarán este artículo en los testimonios de los poderes que otorguen.

YO, LICENCIADO LUIS DE ANGOITIA BECERRA, TITULAR DE LA NOTARIA NUMERO CIENTO NUEVE DEL DISTRITO FEDERAL, EXPIDO SEGUNDO TESTIMONIO, SEGUNDO EN SU ORDEN, EN CUARENTA Y TRES PAGINAS UTILES PARA “MASONITE MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.- COMO CONSTANCIA DE

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PROTOCOLIZACION. - VA COTEJADO Y CORREGIDO.- MEXICO, DISTRITO FEDERAL A NUEVE DE DICIEMBRE DE DOS MIL CUATRO.

/s/ Illegible

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TRANSLATION

In Mexico City, Federal District, at 9:00 am on November 11, 2004, the corporate domicile of MASONITE MÉXICO, S.A. DE C.V. was the venue for the ORDINARY ANNUAL GENERAL SHAREHOLDERS MEEETING of the company, between Alfredo Chávez Goyeneche, representing Masonite International Corporation, and Fernando Abraham Barrita Chagoya representing Crown Door Corporation, for which they were duly given notice to attend. Also present at the meeting were Mr. Jorge Cervantes Trejo, the non-member secretary of the company’s Board of Directors.

In the absence of the President of the Board of Directors, Jorge Cervantes Trejo presided over the meeting in his capacity as non-member secretary of the company’s Board of Directors and the role of secretary of the board was fulfilled by Mr. Alfredo Chávez Goyeneche.

The President appointed Mr. Fernando Abraham Barrita Chagoya as vote counter, who, after accepting his charge and reviewing the documentation presented by the attendees, attested that all the shares into which the capital stock is divided were represented at the meeting, apportioned as follows:

	SHARES
STOCKHOLDERS	CATEGORY “B”	CATEGORY “BB”	VOTES

Masonite International Corporation
Represented by Mr. Alfredo
Chávez Goyeneche	49,999	116,035,828	116,085,827

Crown Door Corporation
Represented by Mr. Fernando
Abraham Barrita Chagoya	1	0	1

TOTAL	50,000	116,035,828	116,085,828

By virtue of the fact that all the shares making up the capital stock of the company were present, the President declared the Meeting legally convened, without having published the corresponding notice, in accordance with the terms of article 188 of the General Law on Commercial Corporations, and submitted the following for the consideration of the Meeting:

AGENDA

I.                                         Report of the Board of Directors on company operations during the years ending December 31, 1998, 1999, 2000, 2001, 2002, and 2003 respectively.

II.                                     Discussion and approval, if applicable, of the Financial Statements of the company corresponding to the years ending December 31, 1998, 1999, 2000, 2001, 2002, and 2003 respectively.

III.                                 Remuneration of the Board members, Officials, and Auditors of the company.

IV.                                Ratification of the Board members, Officials, and Auditors of the company.

V.                                    Revocation and granting of powers.

VI.                                Appointment of Special Delegates to formalize the resolutions adopted by the Meeting.

ITEM 1.     With regard to item one of the Agenda, the President read the report prepared by the Board of Directors to the company stockholders, relating to the operations carried out by the company during each of the years ending December 31, 1998, 1999, 2000, 2001, 2002, and 2003 respectively, in accordance with article 172 of the General Law on Commercial Corporations.

Having evaluated the aforementioned report, the Meeting, by unanimity of votes from the shares representing the capital stock, adopted the following

RESOLUTIONS

1.                                       The report of the company’s Board of Directors submitted to the stockholders, relating to company operations during the years ending December 31, 1998, 1999, 2000, 2001, 2002, and 2003 respectively, is approved.

2.                                       All of the instruments prepared by the members of the company’s Board in the performance of their responsibilities during the years ending December 31, 1998, 1999, 2000, 2001, 2002, and 2003 respectively, are ratified.

ITEM 2.     In presentation of the second item of the agenda, the President read the Financial Statements corresponding to the years ending December 31, 1998, 1999, 2000, 2001, 2002, and 2003 respectively. He then read a report prepared by the Auditor of the company relating to the financial statements, in which he suggests that they be approved.

Having discussed the foregoing, the Meeting, by unanimity of votes, adopted the following

RESOLUTIONS

1.                                       The Financial Statements of Masonite México, S.A. de C.V., corresponding to the  years ending (i) December 31, 1998, which show a net loss at a historic amount of $11,184,991.00 in national tender (eleven million one hundred eighty-four thousand nine hundred ninety-one pesos 00/100, in national tender); ii) December 31, 1999, which show a net loss at a historic amount of $1,982,534.00 in national tender (one million nine hundred eighty-two thousand five hundred thirty-four pesos 00/100, in national tender); (iii) December 31, 2000, which show a net earning at a historic amount of $14,584,478.00 in national tender (fourteen million five hundred eighty-four thousand four hundred seventy-eight pesos 00/100, in national tender); (iv) December 31, 2001, which show a net loss at a historic amount of $2,902,259.00 in national tender (two million nine hundred and

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two thousand two hundred fifty-nine pesos 00/100, in national tender); (v) December 31, 2002, which show a net earning at a historic amount of $5,393,011.00 in national tender (five million three hundred and three thousand eleven pesos 00/100, in national tender); and (vi) December 31, 2003, which show a net earning at an amount of $15,577,064.00 in national tender (fifteen million five hundred seventy-seven thousand sixty-four pesos 00/100, in national tender); are approved in the form in which they were submitted to the Meeting. A copy of these documents shall be appended to the file for this Meeting.

2.                                       The report delivered by the Auditor of the company relating to the financial statements approved above, is approved and thanks are extended to the Auditor.

3.                                       The net earning reported by the company in the tax years ending December 31, 2000, 2002, and 2003, is allocated to the Income from Previous Years account.

4.                                       The net loss reported by the company in the tax years ending December 31, 1998, 1999, and 2001, are allocated to the Income from Previous Years account.

ITEM 3.     With regard to item 3 of the Agenda, the President informed the Meeting that the members of the Board of Directors, Officials, and Auditors of the company had waived any remuneration that may have been due to them for the performance of their responsibilities during the  years ending December 31, 1998, 2000, 2001, 2002, and 2003 respectively. To this end, the Meeting, by unanimity of votes, adopted the following

RESOLUTION

“ONE.             The members of the company’s Board of Directors, Officers, and Employee Delegates hereby waive, with the acceptance and thanks of the Shareholders’ Meeting, the receipt any compensation as might correspond to them for the performance of their duties during the fiscal years ending December 31, 1998, 1999, 2000, 2001, 2002, and 2003, respectively.”

POINT FOUR.                 In relation to Point Four of the Agenda, the Chairman informed those present that prior to this date, resignations had been received from Messrs. Phillip S. Orsino, Robert V. Tubbesing, Tomás González, and Leo Serio, from the corporate positions in which they had been serving, as Chairman and Chief Executive Officer, Vice Chairman, Sitting Member of the Board of Directors, and Employee Delegate, respectively. Pursuant the above, the Chairman proposed the appointments of Mr. (i) Michael Steven Hall as Chairman of the Board of Directors and Chief Executive Officer of the company; (ii) Pau Alexander Bernards as Vice Chairman of the Board of Directors and the company’s Finance Director; (iii) Guillermo Ortiz Hernández

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as Sitting Member of the Board of Directors and Manager of Export Sales; and (iv) José Luis Oyervides Alonso as the company’s General Comptroller.

The Chairman also proposed that the shareholders ratify Mr. Harley Ulster in his position as Sitting Member of the Board of Directors, and that he also be appointed the company’s Legal Counsel.

Finally, the Chairman proposed approving the remaining Officers and Employee Delegates of the company in their respective positions.

After discussing the above, the Assembly unanimously adopted the following:

RESOLUTIONS

“1.                                 The resignations submitted by Messrs. Phillip S. Orsino, Robert V. Tubbesing, Tomás González, and Leo Serio from the corporate positions in which they had been serving, as Chairman of the Board of Directors and Chief Executive Office, Vice Chairman of the Board of Directors, Sitting Member of the Board of Directors, and Employee Delegate, respectively, are accepted.”

The shareholders expressed their thanks to Messrs. Phillip S. Orsino, Robert V. Tubbesing, Tomás González, and Leo Serio for the performance of their work, approving each and every one of the measures they carried out in the performance thereof.

“2.                                 Mr. Michael Steven Hall is hereby appointed as Chairman of the Board of Directors and Chief Executive Officer of the company.”

Prior to this date, in knowledge of his appointment, Mr. Michael Steven Hall agreed to execute the responsibilities assigned to him completely and in their entirety.

“3.                                 Mr. Pau Alexander Bernards is hereby appointed as Vice Chairman of the Board of Directors and Finance Director of the company.”

Prior to this date, in knowledge of his appointment, Mr. Pau Alexander Bernards agreed to execute the responsibilities assigned to him completely and in their entirety.

“4.                                 Mr. Guillermo Ortiz Hernández is hereby appointed as Sitting Member of the Board of Directors and Manager of Export Sales of the company.”

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Prior to this date, in knowledge of his appointment, Mr. Guillermo Ortiz Hernández agreed to execute the responsibilities assigned to him completely and in their entirety.

“5.                                 Mr. José Luis Oyervides Alonso is hereby appointed as General Comptroller of the company.”

Prior to this date, in knowledge of his appointment, Mr. José Luis Oyervides Alonso agreed to execute the responsibilities assigned to him completely and in their entirety.

“6.                                 The appointment of Mr. Harley Ulster as Sitting Member of the Board of Directors is hereby ratified, and he is also hereby appointed as the company’s Legal Council.”

Prior to this date, in knowledge of his appointment, Mr. Harley Ulster agreed to execute the responsibilities assigned to him completely and in their entirety.

“7.                                 Each and every one of the remaining members of the Board of Directors, Officers, and Employee Delegates of the company are hereby ratified in their respective positions.”

“8.                                 By virtue of the preceding resolution, the administration and management of the company will be entrusted to the following individuals:

BOARD OF DIRECTORS

MEMBERS	POSITIONS
Michael Steven Hall	Chairman
Pau Alexander Bernards	Vice Chairman
Guillermo Ortiz Hernández	Member
Harley Ulster	Treasurer

Non-Member Secretary of the Board of Directors

Jorge Cervantes Trejo

OFFICERS

Michael Steven Hall	General Manager
Paul Alexander Bernards	Finance Director
Harley Ulster	Legal Counsel
Guillermo Ortiz Hernández	Export Sales Manager
José Luis Oyervides Alonso	Comptroller General

SHAREHOLDER EMPLOYEE DELEGATE

Juan Ignacio Romo”

POINT FIVE.                        Regarding Point Five of the Agenda, the Chairman explained to those present the reasons why it was appropriate to revoke each and every one of the powers of attorney and authorizations granted by the company in favor of Messrs. Robert V. Tubbesing, Marco Tulio Ortiz del Bosque, Nelson Mier Schmidt, and Juan Carlos Marolo Oliveros. The Chairman also proposed awarding certain corporate powers of attorney

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in favor of Messrs. Michael Steven Hall, Pau Alexander Bernards, Harley Ulster, Guillermo Ortiz Hernández, and José Luis Oyervides Alonso, to facilitate development of the company’s activities.

After analyzing the reasons set forth by the Chairman, the Shareholders Meeting unanimously adopted the following

RESOLUTIONS

“1.                                 Effective on the date of this Shareholders Meeting, each and every one of the special and general powers of attorney and other authorizations granted by any corporate body in favor of Messrs. Robert V. Tubbesing, Marco Tulio Ortiz del Bosque, and Nelson Mier Schmidt are hereby revoked, specifically, but without being limited to, those contained within the text of Public Instrument No. 61,277 of July 31, 2002, issued by Francisco Javier Gutiérrez Silva, Notary Public No. 147 of the Federal District.”

“2.                                 Effective on the date of this Shareholders Meeting, each and every one of the special and general powers of attorney and other authorizations granted by any corporate body in favor of Mr. Juan Carlos Marolo Oliveros are revoked, specifically, but without being limited to, those contained within the text of Public Instruments number (i) 61,277 of July 31, 2002, issued by Lic. Francisco Javier Gutiérrez Silva, Notary Public No. 147 of the Federal District; and (ii) 18,137 of February 20, 2004, issued by Lic. José Luis Villavicencio Castañeda, Notary Public No. 218 of the Federal District.”

“3.                                 A general corporate power of attorney is hereby issued in favor of Messrs. Michael Steven Hall and José Luis Oyervides Alonso, to be exercised jointly, in accordance with the following:

a)                                      To exercise general power of attorney for litigation and collections, issued with all general and special authority required by special clause in accordance with the law, with no restriction whatsoever, pursuant to Paragraph One, article two thousand, five hundred, fifty-four and article two thousand, five hundred eighty-seven, without authority to assign assets, of both the Federal Civil Code and its correlating articles in the Federal District Civil Code and the civil codes of other federative entities comprising the United States of Mexico, and also being therefore authorized to desist from actions for relief; to file criminal charges and accusations and to grant pardon; to assist the Public Ministry; to settle; to submit to arbitration; to participate in and respond to interrogatories; to object to judges; to receive payments; and to execute any other measures expressly authorized by law, including representing the Corporation before criminal, civil, administrative, and labor authorities and courts.

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b)                                     To exercise general power of attorney for acts of administration pursuant to Paragraph Two, article two thousand, five hundred fifty-four and its correlating articles of the Federal Civil Code and the civil codes of the other federative entities comprising the United States of Mexico.

c)                                      To exercise general power of attorney for litigation and collections and acts of administration relating to labor matters, pursuant to article two thousand, five hundred, fifty-four of the Federal Civil Code and its correlating articles of the Federal District Civil Code and the civil codes of the other federative entities comprising the United Mexican States, and articles six hundred ninety-two, seven hundred eighty-six, eight hundred seventy, and other applicable articles of the Federal Labor Law, with all general and special authority required by special clause under the law, pursuant to article two thousand, five hundred eighty-seven of the aforementioned Federal Code and its correlative articles of the other, aforementioned civil codes, being therefore entitled to refuse, settle, and submit to arbitration; participate in and respond to interrogatories; object to judges; receive payments; and file actions for relief, process them, and desist therefrom, on the understanding that such representative may exercise his mandate before local or federal reconciliation and arbitration panels, and before any other class of authorities, and enter into collective or individual employment contracts. It is understand that the powers granted are inclusive, but not limitative, for the exercise of the mandate.

d)                                     General power of attorney to issue, subscribe, grant, accept, guarantee, and secure credit instruments, pursuant to Article 9 of the General Credit Instruments and Operations Law.

e)                                      General power of attorney to open, operate, and close bank accounts in the name of the Corporation, make deposits and draw against them, as well as appoint such individuals as may jointly draw against them.

Such powers of attorney may be jointly exercised at any time by at least 2 (two) representatives of the company having the same authority.”

“4.                                 A general power of attorney from the company is granted in favor of Messrs. Pau Alexander Bernards and Harley Ulster, to exercise jointly, with the following authority:

a)                                      To exercise general power of attorney for litigation and collections, issued with all general and special authority required by special clause

7

in accordance with the law, with no restriction whatsoever, pursuant to Paragraph One, article two thousand, five hundred, fifty-four and article two thousand, five hundred eighty-seven, without authority to assign assets, of both the Federal Civil Code and its correlating articles in the Federal  District Civil Code and the civil codes of other federative entities comprising the United Mexican States, and also being therefore authorized to desist from actions for relief; to file criminal charges and accusations and to grant pardon; to assist the Public Ministry; to settle; to submit to arbitration; to participate in and respond to interrogatories; to object to judges; to receive payments; and to execute any other measures expressly authorized by law, including representing the Corporation before criminal, civil, administrative, and labor authorities and courts.

b)                                     To exercise general power of attorney for acts of administration pursuant to Paragraph Two, article two thousand, five hundred fifty-four and its correlating articles of the Federal Civil Code and the civil codes of the other federative entities comprising the United States of Mexico.

c)                                      To exercise general power of attorney for litigation and collections and acts of administration relating to labor matters, pursuant to article two thousand, five hundred, fifty-four of the Federal Civil Code and its correlating articles of the Federal District Civil Code and the civil codes of the other federative entities comprising the United Mexican States, and articles six hundred ninety-two, seven hundred eighty-six, eight hundred seventy, and other applicable articles of the Federal Labor Law, with all general and special authority required by special clause under the law, pursuant to article two thousand, five hundred eighty-seven of the aforementioned Federal Code and its correlative articles of the other, aforementioned civil codes, being therefore entitled to refuse, settle, and submit to arbitration; participate in and respond to interrogatories; object to judges; receive payments; and file actions for relief, process them, and desist therefrom, on the understanding that such representative may exercise his mandate before local or federal reconciliation and arbitration panels, and before any other class of authorities, and enter into collective or individual employment contracts. It is understand that the powers granted are inclusive, but not limitative, for the exercise of the mandate.

d)                                     General power of attorney to issue, subscribe, grant, accept, guarantee, and secure credit instruments, pursuant to Article 9 of the General Credit Instruments and Operations Law.

8

e)                                      General power of attorney for acts of ownership, to be exercised at all times jointly with any other company representative having the same authority, pursuant to article two thousand, five hundred, fifty-four of the Federal Civil Code and its correlating articles in the civil codes of the federative entities comprising the United Mexican States.

f)                                        To grant general and special powers of attorney, with the authority contained in parts a), b), and c) above, retaining for themselves the exercise of this mandate; as well as to revoke such powers of attorney as have been granted. The representative is expressly prohibited from granting powers of attorney with the authority contained in paragraphs d), e), and f) of this instrument.”

Such powers of attorney may be jointly exercised at any time by at least 2 (two) representatives of the company having the same authority.”

“5.                                 A general power of attorney from the company is granted in favor of Mr. Guillermo Ortiz Hernández, to exercise, with the following authority:

a)                                      To exercise general power of attorney for litigation and collections, issued with all general and special authority required by special clause in accordance with the law, with no restriction whatsoever, pursuant to Paragraph One, article two thousand, five hundred, fifty-four and article two thousand, five hundred eighty-seven, without authority to assign assets, of both the Federal Civil Code and its correlating articles in the Federal District Civil Code and the civil codes of other federative entities comprising the United Mexican States, and also being therefore authorized to desist from actions for relief; to file criminal charges and accusations and to grant pardon; to assist the Public Ministry; to settle; to submit to arbitration; to participate in and respond to interrogatories; to object to judges; to receive payments; and to execute any other measures expressly authorized by law, including representing the Corporation before criminal, civil, administrative, and labor authorities and courts.

b)                                     To exercise general power of attorney for acts of administration pursuant to Paragraph Two, article two thousand, five hundred fifty-four and its correlating articles of the Federal Civil Code and the civil codes of the other federative entities comprising the United Mexican States.

Such powers of attorney may be jointly exercised at any time by the representative and at least one other representative of the company having the same authority.”

9

POINT SIX.                              In relation to Point Six of the Agenda, the Shareholders’ Meeting unanimously adopted the following

RESOLUTION

“ONE.            Pursuant to Article 10 of the General Commercial Corporations Law, Messrs. Jorge Cervantes Trejo, Alfredo Chávez Goyeneche, Eduardo Tapia Zuckermann, and Fernando Abraham Barrita Chagoya are hereby appointed as Special Delegates of this Meeting such that any of them individually might resort to the Notary Public of their choice to obtain notarization of the resolutions adopted by this Shareholders’ Meeting that so require, and at their own behest, or at that of the individuals they appoint, to obtain a record of the respective statement on the Public Trade Record and, in general, issue any documents in order for the resolutions adopted in this Shareholders’ Meeting to take full effect.”

At such time as each and every one of the resolutions were adopted by this Shareholders’ Meeting, all shares into which the corporation’s capital stock was divided were represented and all shares participated therein.

There being no further issues to discuss, the Meeting was suspended for the time needed to prepare this instrument which, after having been read, was approved and signed in approval by the acting Chairman and Secretary.

The Shareholders’ Meeting was closed at 11:30 a.m. on November 11, 2004.

/s/ Jorge Cervantes Trejo	/s/ Alfredo Chávez Goyeneche
Jorge Cervantes Trejo	Alfredo Chávez Goyeneche
Chairman	Secretary

10

FORMS OMITTED

1

LUIS DE ANGOITIA BECERRA

LUIS DE ANGOITIA BECERRA

Notary Office No. 109 MEXICO CITY

BOOK ONE THOUSAND TWO HUNDRED AND THIRTY-EIGHT.

(58,223) FIFTY-EIGHT THOUSAND TWO HUNDRED AND TWENTY-THREE.

In Mexico City, on the first day of December, two thousand and four, I, LUIS DE ANGOITIA BECERRA, holder of Notary Office number one hundred and nine of Mexico City, hereby state that  ALFREDO CHAVEZ GOYENECHE, acting as Special Deputy, appointed at the Ordinary Annual General Meeting of Shareholders held on the eleventh day of November, two thousand and four, of “MASONITE MEXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE” appears before me in order to request that the undersigned Notary REGISTER THE MINUTES taken due to the aforementioned Meeting, from which the following originates: REPORT OF THE BOARD OF DIRECTORS ON THE COMPANY’S OPERATIONS DURING THE ACCOUNTING PERIODS ENDING ON THE THIRTY-FIRST DAY OF DECEMBER OF NINETEEN NINETY-EIGHT TO TWO THOUSAND AND THREE, RESPECTIVELY; THE DISCUSSION AND APPROVAL, WHERE APPROPRIATE, OF THE COMPANY’S FINANCIAL STATEMENTS CORRESPONDING TO THE ACCOUNTING PERIODS ENDING ON THE THIRTY-FIRST DAY OF DECEMBER OF NINETEEN NINETY-EIGHT TO TWO THOUSAND AND THREE, RESPECTIVELY; REMUNERATION OF THE MEMBERS OF THE BOARD OF DIRECTORS, OFFICIALS AND COMMISSIONERS OF THE COMPANY; RATIFICATION OF THE MEMBERS OF THE BOARD OF DIRECTORS, OFFICIALS AND COMMISSIONERS OF THE COMPANY AND WITHDRAWAL AND GRANTING OF POWERS; in compliance with the following recitals and clauses:

RECITALS

ONE.- INCORPORATION.- By deed number forty-three thousand five hundred and sixty, dated January twenty-sixth,

nineteen ninety-six, executed before  Jesús Montaño García, Notary Public number Sixty of the City of Monterrey, state of Nuevo León, whose first notarial certificate was recorded in the Public Registry of Property and Commerce of Monterrey, State of Nuevo León, under number two hundred and twenty, volume four hundred and twenty-eight, book three, auxiliary book two, deeds of mercantile companies, trade section, given the attendance of its founders and prior authorization granted by the Ministry of Foreign Affairs, the mercantile company was incorporated as a Variable Stock Corporation under the name “PREMDOR IMSA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, with its address at Ciudad de Ciénega de Flores, State of Nuevo León, with a term of ninety-nine years, with a clause on foreigners’ admission and variable capital, with a fixed minimum of FIFTY THOUSAND PESOS, NATIONAL CURRENCY and an unlimited maximum.

TWO.- AMENDMENT OF ARTICLES.- By deed number forty-four thousand and seventy-seven, dated March twenty-fifth, nineteen ninety-six, executed before the same Notary as the previous deed, whose first notarial certificate was entered in the Public Registry of Property and Commerce of Monterrey, State of Nuevo León, under number one thousand six hundred and ninety-eight, volume two hundred and three, text thirty-four, book four, auxiliary book three, Various Acts and Contracts, Trade section, the registration of the Minutes of the Extraordinary General Meeting of Shareholders of “PREMDOR IMSA”, SOCIEDAD

ANÓNIMA DE CAPITAL VARIABLE was placed on record, which was held on the fifteenth day of February of the same year, in which it was agreed to amend Article Two of the Articles of Association.

THREE.- CHANGE OF NAME AND ADDRESS AND TOTAL AMENDMENT OF ARTICLES.- By deed number fifty thousand and twenty-seven, dated on the eighteenth day of December, nineteen ninety-eight, executed before  F. Javier Gutiérrez Silva, Notary number one hundred and forty-seven of Mexico City, whose first notarial certificate was entered in the Public Registry of Property and Commerce of this City on page number two hundred and fifty-six thousand, two hundred and three, the registration of the Minutes of the Extraordinary General Meeting of Shareholders of “PREMDOR IMSA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE was placed on record, which was held on the seventeenth day of September of the same year, in which it was agreed, among other issues, to change its trade name to “PREMDOR MÉXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, to change its registered office from Ciudad de Ciénega de Flores, Nuevo León, to Mexico City, and to amend all the Articles of Association.

FOUR.- TOTAL AMENDMENT OF ARTICLES.- By deed number fifty-four thousand two hundred and twenty-nine, dated on the sixteenth day of May, two thousand, executed before the same Notary as the previous deed, whose first notarial certificate was entered in the previously mentioned Registry and Page, the registration of the Minutes of the Extraordinary General Meeting of Shareholders of “PREMDOR MEXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE was placed on record, which was held on the nineteenth day of April, nineteen ninety-nine, in which, among other issues, the total amendment of the Articles of Association was agreed.

FIVE.- SECOND CHANGE OF NAME AND TOTAL AMENDMENT OF ARTICLES.- By deed number sixty-one thousand, two hundred and seventy-seven, dated July first, two thousand, executed before the same Notary as the previous two deeds and likewise entered in the Public Registry of Property and Commerce of this City on the aforementioned Page, the registration of the Minutes of the Extraordinary General Meeting of Shareholders of “PREMDOR MEXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE was placed on record, which was held on the twenty-ninth day of July, two thousand and two, in which, among other agreements, the change of the company’s name to “MASONITE MÉXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE” and the total amendment of its articles were formalized. The sections that are relevant to this case from said document are copied below and they read as follows:

“…MASONITE MÉXICO, S.A. DE C.V.” – ARTICLES OF ASSOCIATION.- NAME, DURATION, ADDRESS AND PURPOSE.- ONE.- The name of the company is “MASONITE MÉXICO” and it shall always be followed by the words Sociedad Anónima de Capital Variable, or by their abbreviation “S.A. de C.V.”.- TWO.- The term of this company is ninety-nine years, starting on the execution date of this public deed.- THREE.- The address of the company shall be Mexico City, with the possibility of establishing agencies or branches anywhere in the Mexican Republic or abroad and of designating forwarding addresses.- FOUR.- The corporate purpose of the company shall be: - 1. The design, manufacture, acquisition, purchase, sale, rental, distribution, import and export of all kinds of doors and their components including, without being limited to, wooden door frames and, in general, to install, maintain, operate and trade in any way with products for construction and industries connected to and/or associated with the construction system, including materials, equipment and accessories and to execute all kinds of agreements and contracts related to the aforementioned.- 2. The manufacture and sale of polyurethane panels, of steel products of any shape and design which include polyurethane or any other kind of material, including plastic.- 3. The manufacture, acquisition, rental, distribution, sale, import and export of all kinds of tools, machinery and equipment.- 4. The manufacture and sale of steel products for the industry as a whole.- 5. The manufacture, sale, export and import of all kind of steel structures, metal, plastic articles or general hardware articles, including their painting and any other kind of finish.- 6. To promote, establish, organize, run, manage and take part in the management or in the winding-up of all kinds of industrial, commercial companies or companies of any other nature.- 7. To acquire or in any other lawful way hold any kind of shares or securities in firms, companies or associations, either of a civil or commercial nature.- 8. To provide all types of technical, consulting services and to take care of, either on their own account or as an agent, planning, building, organizing, exploiting and managing, as well as of taking part in the management or in the settlement of all kinds of industrial, commercial companies or companies of any other nature.- 9. The manufacture, sale and distribution of all kinds of articles related to the industry and construction carried out by the Company or in its capacity of commission agents and/or representatives of the manufacturers of those products, as well as the purchase of and direct trading in other articles.- 10. The import and export of all kinds of foreign and domestic products, whether finished products or raw materials.- 11. To hire all kinds of service provision, accept and award commissions as well as to obtain for any property patents, trademarks, trade names and slogans, rights and preferences, franchises, industrial property rights and concessions of any kind of activity.- 12. To acquire, sell and rent all kinds of land and property, either at its registered office or in any other part of the Mexican Republic or abroad, in compliance with the existing provisions.- 13. To rent, use, usufruct, own, exploit, make use of, manage and maintain personal property and real estate of its own or owned by third parties.- 14. To import, export, manufacture, acquire, purchase, sell and trade with all kinds of equipment, machinery and electrical appliances used in the industry as a whole.- 15. To issue, subscribe, accept, endorse, guarantee or negotiate any kind of instruments, securities or real estate allowed by law, including securities which may or may not have guarantees.- 16. To obtain or grant loans, awarding and receiving specific guarantees, to issue securities, to accept, draw, endorse or guarantee all kinds of credit instruments and to grant bonds or guarantees of any kind regarding the liabilities incurred or the instruments issued or accepted by third parties, standing guarantor and/or endorser and/or backer of these persons or any third party.- 17. Generally speaking, to carry out all kinds of acts and to execute all kinds of agreements, contracts and documents, including those of a civil or commercial nature allowed by the existing laws, to the extent that may be considered necessary or convenient for carrying out the corporate purpose. -ON THE SHARE CAPITAL AND SHARES.- FIVE.- The capital of the company is of a variable nature. The minimum fixed capital, without the right to withdrawal, is of $50,000.00 N.C (fifty thousand pesos 00/100 National Currency), represented by 50,000 (fifty thousand) common, registered shares with a nominal value of $1.00 (One peso 00/100, National Currency) each.- The variable capital is unlimited. The variable part of the SHARE capital shall be represented by common, registered shares with a nominal value of $1.00 (One peso 00/100, National Currency) each….ON THE MANAGEMENT OF THE COMPANY.- TEN.- The management of the company shall be the responsibility of a Sole Director or a Board of directors made up of, at least, 2 (two) members and their respective deputies, as decided by the General Meeting of Shareholders.- The members may be reelected, they shall hold the positions for a year and they shall hold them until the persons who are appointed to replace them take up their positions. The salaries of the acting members shall be decided on the same Meeting.

ELEVEN.- The President of the Company’s Board of Directors shall be appointed at a General Meeting of Shareholders. The parties shall be able to nominate as Secretary a person who is not a member of the Board of Directors; in this case, that person shall not be entitled to vote at the meetings of the Board of Directors…FOURTEEN.- The Board of Directors shall be the legal representative of the company and it shall have extensive powers for lawsuits and collections, for administrative acts and ownership transactions, with all the general and even special authority that, in compliance with the Law, requires a special clause or power, under the terms of article two thousand five hundred and fifty-four of the Civil Code for the Federal District, as well as for subscribing credit instruments and carrying out operations of the same nature, under the terms of article nine of the General Law of Credit Instruments and Transactions and special power for administrative acts with regard to labor-related issues.- Consequently, the Board of Directors, where appropriate, shall have powers which include, by way of example but without limitation, the following: (a) To appear before all kinds of federal, national, municipal or regional legal or administrative authorities, even when referring to Boards of Conciliation and Arbitration, representing the principal in all businesses in which it is involved; to file and answer all kinds of complaints or affairs and to follow them throughout their proceedings, applications and pleas until a final resolution is reached; to formulate and answer interrogatories, comply with the resolutions of the authorities or bring against them, as deemed suitable, the appropriate legal means;

to file suits for amparo, present accusations and suits of all kinds and take civil action in any process, providing assistance to the Public Prosecutor’s Office under the terms provided by Law, to waive any cases, trials and appeals, even in the case of suits for amparo and to grant remissions.- (b) To submit the contentious issues of the principal to the resolution of Arbitrators-at-law, establishing the appropriate procedure it shall follow before these; (c) To enter into all kinds of contracts and execute all the processes that require the maintenance, promotion and development of the principal’s assets and that are included in a broad, general management.- (d) To enter into all kinds of contracts and agreements that fully characterize its activity such as trading, exchange, assignment of rights, trust of the principal’s assets and, in general, all those that imply the acquisition, transfer or charge of personal property and real estate, whether in its favor or against it; (e) To sign checks, bills of exchange, promissory notes and, in general, all kinds of credit instruments either by issuing, endorsing, drawing or accepting them for the collection of their value. (f) To open and cancel bank accounts held in the company’s name as well as to make deposits and draw on them, and to appoint people that may draw on them, as well as to reverse these appointments; (g) To exercise a special power for administrative acts with regard to labor-related issues, for the purposes of articles eleven, six hundred and ninety-two, seven hundred and eighty-six, eight hundred and sixty-six and following, as well as articles eight hundred and seventy and other pertinent articles of the Federal Labor Law in force, so that it appears before the labor authorities regarding the labor-related issues in which this company is an interested party or third party, both at the initial hearing and during any of its phases and to answer interrogatories; - (h) To carry out all the procedures, steps and sign all the public and private documents that are required so that in the name and on behalf of the principal it may participate in every kind of tender held by the federal government and by the state governments and decentralized companies or private companies and in general by any person, as well as to present quotes, accept the conditions, sign the contracts and receive the corresponding orders for which purpose it shall also be able to grant the guarantees that have been requested from it for the eventual awarding of the respective contracts, resulting from the company’s own resources; (i) To appear before any person or body, whether private or public, with federal, state, municipal or regional powers, or any organization or department of these and to carry out all the administrative procedures that are necessary or suitable, for example, for requesting and receiving payments in favor of the principal; (j) To carry out all the actions aimed at achieving the corporate purpose of the company; (k) To appoint and remove managers, as well as the officials and employees of the company, setting their authority, functions and remuneration; (l) To agree on the expenses that need to be made; (m) To grant powers and, therefore, to appoint general and special representatives, with the authority believed to be necessary and to revoke any appointment or power; (n) To convene General Meetings, both ordinary and extraordinary.- FIFTEEN.- The president of the board of directors shall have the powers conferred at the Ordinary General Meeting of Shareholders that appointed him/her.- SIXTEEN.- The direct management of the company shall be the responsibility of one or more managers, with the authority and obligations that the Law, this deed and the board of directors may establish. The position of manager is compatible with that of director and anybody may be appointed for this position, whether or not they are a shareholder of the company.- SEVENTEEN.- The manager or managers, on taking up the position, shall remain there indefinitely, until the Board of Directors makes a new appointment and the substitute takes possession, he/she shall act as guarantor for his/her management in the way that the Meeting or the Board decides and, this guarantee shall never be less than the amount that is established when appointing him/her and it shall be possible to set it up by means of a deposit of shares in the company, in cash or bond issued by a legally established company. It shall also be possible to free these officials from the obligation to act as guarantor for their management.- COMPANY SECURITY.- EIGHTEEN.- The security of the company shall be the responsibility of a security organization made up of one or more proprietor commissioners and their respective deputies, according to the decision of the General Meeting of Shareholders who appoints them and, on taking up the position, in order to act as guarantor for their management they shall have to deposit in the treasury of the company, the amount determined by the Meeting that appoints them, in cash or by means of a bond issued by an authorized Company. The Meeting that wishes to do so may free the commissioner(s) that it chooses from the obligation of acting as guarantor for their management.- The commissioner(s) shall hold the position for two years, with the possibility of reelection and they shall receive the fees agreed on by the Meeting.- ON THE MEETINGS OF SHAREHOLDERS.- NINETEEN.- The General Meeting of Shareholders is the supreme organization within the company. Its resolutions or agreements must be met by the President of the Board of Directors or by the person(s) expressly appointed by the Meeting of Shareholders in question; its resolutions or agreements shall be obligatory, even for those who are absent or disagree, except for the right of opposition established in the General Law of Mercantile Companies. Its characteristics, operation and organization shall be governed by the following regulations.- TWENTY.- The Meetings shall be ordinary or extraordinary. Those that deal with any of the matters set out in article 182 (one hundred and eighty-two) of the General Law of Mercantile Companies shall be extraordinary. Those that deal with any other matter, such as those referred to in article 181 (one hundred and eighty-one) of the General Law of Mercantile Companies, shall be ordinary.- For an Ordinary General Meeting of Shareholders to be declared legally convened following a first call, at least the majority of the shareholders with voting rights must be represented at the meeting and its resolutions shall be valid when they are adopted by the vote in favor of the majority of the shares present at the

Meeting…TWENTY-THREE.- The Meetings shall be convened by the President of the Board of Directors or by the Commissioner...”.

SIX.- CURRENT SHARE CAPITAL.- The person appearing before me states, under oath, that the current SHARE capital of the company is one hundred and sixteen million, eighty-five thousand, eight hundred and twenty-eight pesos, National Currency, of which the amount of fifty thousand pesos, National Currency, corresponds to the minimum fixed capital and the quantity of one hundred and sixteen million, thirty-five thousand, eight hundred and twenty-eight pesos, National Currency, to the variable part.

SEVEN.- MINUTES THAT ARE REGISTERED.- The person appearing before me submits ten sheets of notarial paper, on the obverse of which the Minutes of the Ordinary Annual General Meeting of Shareholders of “MASONITE MEXICO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE are written, dated on the eleventh day of November, two thousand and four, that I proceed to register in the terms of the second paragraph of article one hundred and ninety-four of the General Law of Mercantile Companies, which reads as follows:

“In Mexico City, Federal District, at 9:00 AM on November 11th, 2004, Alfredo Chávez Goyeneche, representing Masonite International Corporation and Fernando Abraham Barrita Chagoya, representing Crown Door Corporation met at the registered office of MASONITE MÉXICO, S.A. DE C.V. to hold the ORDINARY ANNUAL GENERAL MEETING OF SHAREHOLDERS of the company, to which they were duly called. Also present at the Meeting was Jorge Cervantes Trejo, Non-board Member Secretary

Since the President of the Board of Directors was absent, the Board was chaired by Jorge Cervantes Trejo, in his capacity of Non-board Member Secretary, with Alfredo Chávez Goyeneche acting as its Secretary.

The President appointed Abraham Barrita Chagoya as Returning Officer who, after accepting his position and revising the documents submitted by the appearing parties, certified that the entirety of the shares making up the share capital was represented at the Meeting, with the shares being distributed as follows:

	SHARES
SHAREHOLDERS	SERIES “B”	SERIES “BB”	VOTES

Masonite International Corporation,
Represented by Mr. Alfredo
Chávez Goyeneche	49,999	116,035,828	116,085,827

Crown Door Corporation,
Represented by Mr. Fernando
Abraham Barrita Chagoya	1	0	1

TOTAL	50,000	116,035,828	116,085,828

Since the entirety of the shares making up the company’s share capital are represented, the President pronounced the Meeting legally convened, despite the appropriate call not having being published, under the terms provided by article 188 of the General Law of Mercantile Companies and he submitted to the consideration of the Board the following

AGENDA

I.                                         Report from the Board of Directors regarding the Company’s operations during the financial years and 31 December 1998, 1999, 2000, 2001, 2002 and 2003, respectively.

II.                                     Discussion and approval, if appropriate, of the Financial Statements for the Company relating to the financial years and it 31 December 1998, 1999, 2000, 2001, 2002 and 2003, respectively.

III.                                 Remuneration paid to the Members of the Board of Directors, Executive Officers and Trustees.

IV.                                 Ratification of the Members of the Board of Directors, Executive Officers and Trustees.

V.                                     Revocation and granting of powers of attorney.

VI.                                 Designation of Special Delegates to formalize the Resolutions adopted by the Assembly.

POINT ONE. With respect to the first point of the Agenda, the Chairman read the report prepared by the Board of Directors to Company Shareholders, concerning the operations carried out by the Company in each of the financial years and it on 31 December 1998, 1999, 2000, 2001, 2002 and 2003, respectively, in accordance with the provisions of Article 172 of the General Companies Act

After evaluating the above-mentioned report, the Assembly, by unanimous vote of the shares representing capital stock, adopted the following:

RESOLUTIONS

1.               Approve the report that the Board of Directors prepared for Shareholders regarding the Company’s operations during the financial years ended 31 December 1998, 1999, 2000, 2001, 2002 and 2003, respectively.

2.               Ratify all of the actions taken by the Members of the Board of Directors when performing their duties during the financial years ended 31 December 1998, 1999, 2000, 2001, 2002 and 2003, respectively.

POINT TWO.- With respect to the second point of the Agenda, the Chairman read the financial statements relating to the financial years ended 31 December 1998, 1999, 2000, 2001, 2002 and 2003, respectively. Subsequently, he read a report prepared by the Company’s Accountant regarding these financial statements, in which he recommended their approval by the Assembly.

After debating the above, the Assembly unanimously adopted the following

RESOLUTIONS

1. Approve the Financial Statements of Masonite Mexico, S.A. de C.V., for the fiscal years ended (i) 31 December 1998, which reflect a net loss totaling the historic amount of $11,184,991.00 pesos (Eleven million one hundred eighty four thousand nine hundred and ninety one pesos, national currency); (ii) 31 December 1999, which reflect a net loss totaling the historic amount of $1,982,534.00 pesos (One million nine hundred eighty two thousand five hundred and thirty four one pesos, national currency);

(iii) 31 December 2000, which reflect a net profit in the historic amount of $14,584,478.00 pesos (fourteen million five hundred eighty-four thousand four hundred seventy-eight pesos, national currency); (ii) (sic) 31 December 2001, which reflect a net loss totaling the historic amount of 2,902,259 pesos (two million nine hundred two thousand two hundred fifty-nine); (ii) (sic) 31 December 2002, which reflect a net profit totaling the historic amount of 5,393,011 pesos, (five million three hundred ninety-three thousand eleven pesos, national currency); and (ii) (sic) 31 December 2003, which reflect a net profit in the amount of 15,577,064 pesos (fifteen million five hundred seventy-seven thousand sixty-four pesos, national currency), in the manner in which they were submitted to the Assembly. A copy of these documents must be attached to the report regarding this Assembly.

“2. Approve, and express appreciation for, the report prepared by the Company’s Accountant relating to the Financial Statements approved above.”

“3. Apply the net profit reported by the Company in the financial years ended 31 December 2000, 2002 and 2003 to the account Prior year profit and loss”

“4. Apply the net loss reported by the Company in the financial years ended 31 December 1990 8, 1999 and 2001 to the account Prior year profit and loss.”

POINT THREE. Moving on to point three of the Agenda, the Chairman informs the Assembly that the Members of the Board of Directors, Executive Officers and Trustees have waived any remuneration to which they could be entitled for performing their duties during the financial years ended 31 December 1998, 1999, 2000, 2001, 2002 and 2003, respectively, and therefore the Assembly unanimously adopted the following

RESOLUTION

“ONE. To accept, with the appreciation of the Assembly, the waiver expressed by the Members of the Board of Directors, Executive Officers and Trustees waiving their right to receive any remuneration to which they could be entitled for performing their duties during the financial years ended 31 December 1998, 1999, 2000, 2001, 2002, and 2003, respectively.”

POINT FOUR. With respect to Point Four of the Agenda, the Chairman informed those in attendance that before this date Phillip S. Orsino, Robert V. Tubbesing, Tomás González and Leo Serio had presented their resignation from the posts that they had held as the Chairman and Chief Executive Officer, Vice-Chairman, Shareholder Member of the Board of Directors and Trustee of the Company, respectively. By virtue of the above, the Chairman proposed that (i) Michael Stephen Hall be appointed Chairman of the Board of Directors and Chief Executive Officer of the Company; (ii) Paul Alexander Bernards be appointed Vice-Chairman of the Board of Directors and Chief Financial Officer of the Company; (iii) Guillermo Ortiz Hernández be appointed as the Shareholder Member of the Board of Directors and Director of Export Sales;

(iv) Jose Luis Oyervides Alonso be appointed the Company’s General Comptroller.

In addition, the Chairman proposed to shareholders that Mr. Harley Ulster be ratified in his position as a Shareholder Member of the Board of Directors and, in addition, that he be designated as General Counsel for the Company.

Finally, the Chairman proposed that all remaining Executive Officers and Trustees be ratified in their respective positions.

After debating the above matters, the Assembly unanimously voted to adopt the following:

RESOLUTIONS

“1. Accept the resignations presented by Mr. Phillip S. Orsino, Mr. Robert V. Tubbesing, Mr. Tomás González and Mr. Leo Serio from the positions they held as the Chairman of the Board of Directors and Chief Executive Officer, Vice-Chairman of the Board of Directors, Permanent Member of the Board of Directors and Company Trustee, respectively.”

Shareholders expressed their thanks to Mr. Phillip S. Orsino, Mr. Robert V. Tubbesing, Mr. Tomás González and Mr. Leo Serio for performing their duties and ratified each and every action taken by them in compliance with this duty.

“2. At this time Mr. Michael Stephen Hall is appointed as the Chairman of the Board of Directors and Chief Executive Officer of the Company.”

It is noted that prior to this date, having been informed of his appointment, Mr. Michael Stephen Hall has promised to perform his duties in a proper and precise manner.”

“3. Designate Mr. Paul Alexander Bernards at this time as the Vice-Chairman of the Board of Directors and Chief Financial Officer of the Company.”

It is noted that prior to this date, having been informed of his appointment, Mr. Paul Alexander Bernards has promised to perform his duties in a proper and precise manner.

“4. Designate Mr. Guillermo Ortiz Hernández at this time as a Shareholder Member of the Board of Directors and Director of Export Sales for the Company.”

It is noted that prior to this date, having been informed of his appointment, Mr. Guillermo Ortiz Hernández has promised to perform his duties in a proper and precise manner.

“5. Designate Mr. Jose Luis Oyervides Alonso at this time as the Company’s General Comptroller.”

It is noted that prior to this date, having been informed of his appointment, Mr. Jose Luis Oyervides Alonso has promised to perform his duties in a proper and precise manner.

“6. The appointment of Mr. Harley Ulster as a Shareholder Member of the Board of Directors is ratified, additionally in appointing him at this time to the position of General Counsel for the Company.”

It is noted that prior to this date, having been informed of his appointment, Mr. Harley Ulster has promised to perform his duties in a proper and precise manner.

“7. At this time each and every

remaining Member of the Board of Directors, Executive Officer and Trustee of the Company is ratified in their respective positions.”

“8. By virtue of the above Resolution, the Administration and Supervision of the Company is hereby entrusted to the following persons

BOARD OF DIRECTORS

DIRECTOR	POSITION
Michael Stephen Hall	Chairman
Paul Alexander Bernards	Vice-Chairman
Guillermo Ortiz Hernandez	Member
Harley Ulster	Treasurer

Non-voting Secretary to the Board of Directors Jorge Cervantes Trejo

EXECUTIVE OFFICERS

Michael Stephen Hall	Chief Executive Officer
Paul Alexander Bernards	Chief Financial Officer
Harley Ulster	General Counsel
Guillermo Ortiz Hernandez	Director of Export Sales
José Luis Oyervides Alonso	General Comptroller

TRUSTEE

Juan Ignacio Romo

POINT FIVE. With respect to Point Five of the Agenda, the Chairman presented to those in attendance the reasons for which it was advisable to revoke all of the powers of attorney and authorization granted by the Company to Robert V. Tubbesing, Marco Tulio Ortiz del Bosque, Nelson Mier Schmidt and Juan Carlos Maroto Oliveros. In addition the Chairman proposed that certain powers of attorney be granted by the

Company to Michael Stephen Hall, Paul Alexander Bernards, Harley Ulster, Guillermo Ortiz Hernandez and José Luis Oyervides Alonso, in order to facilitate the performance of the Company’s activities.

Having analyzed the reasons expressed by the Chairman, the Assembly unanimously votes it to adopt the following

RESOLUTIONS

“1. Revoke, effective as from the date of this Assembly, all of the special and general powers of attorney and the other authorization granted by any governing body at the Company to Mr. Robert V. Tubbesing, Marco Tulio Ortiz del Bosque and Nelson Mier Schmidt, particularly and without limitation, those executed in the public document number 61277 on 31 July 2002, executed by Francisco Javier Gutiérrez Silva, Notary Public 147 of the Federal District.”

“2. Revoke, effective as from the date of this Assembly, all of the special and general powers of attorney and the other authorization granted by any governing body at the Company to Mr. Juan Carlos Maroto Oliveros, particularly and without limitation, those executed in the public documents number (i) 61277 on 31 July 2002, executed by Francisco Javier Gutierrez Silva, Notary Public 147 of the Federal District and (ii) 18137 on 20 February 2004, executed by Jose Luis Villavicencio Castañeda, Notary Public Number 218 of the Federal District.”

“3. At this time a general power of attorney is granted by the Company to Michael Stephen Hall and Jose Luis Oyervides Alonso, to be exercised jointly, in accordance with the following authority:

a) General power of attorney for lawsuits and collections, which is granted with all general authority and the special authority that requires special clauses in accordance with the law, without limitation, in accordance with the provisions of the first paragraph of Article two thousand five hundred fifty four and Article two thousand five hundred eighty seven, except for the authority to assign assets, of the Federal District Civil Code and the correlative articles of the Federal District Civil Code and the Civil Codes of the other members of the federation that make up the United States of Mexico, and are therefore empowered to discharge appeals; file complaints and criminal action and execute discharges; assist the Public Ministry; compromise, submit to arbitration, prepare and absolve positions, challenge judges, receive payments and execute all other actions expressly authorized by the Law, including representing the Company before criminal, civil, administrative and labor authorities and courts.

b) Exercise general powers of attorney for administrative action in accordance with the provisions of the second paragraph of  Article two thousand five hundred fifty four and correlative articles of the Federal Civil Code and the Civil Codes of other members the federation making up the Unites States of Mexico.

c) Exercise general power of attorney for lawsuits and collections and  administrative action relating to labor matters, in accordance with the terms of Article two thousand five hundred fifty four and correlative articles of the Federal District Civil Code and the Civil Codes of other members the federation making up the Unites States of Mexico, and Articles six hundred ninety two, seven hundred eighty six, eight hundred seventy and all other applicable provisions of the Federal Labor Act, including all general and special powers that by Law require a special clause in accordance with Articles two thousand five hundred eighty seven of the Federal Civil Code and the correlative articles of the other civil codes mentioned above and are therefore empowered to file and desist with actions, assist, submit to arbitration, prepare and absolve positions, challenge judges, receive payments, initiate, process and desist with appeals, and the empowered parties may exercise their authority before arbitration panels, whether local or federal, and before any other authority and enter into group or individual labor agreements. It is understood that the powers granted include, but are not limited to, the above mandates.

d) General power of attorney to issue, subscribe to, execute, accept, guarantee and secure credit instruments, in the terms of Article 9 of the General Securities and Credit Transactions Act.

e) General power of attorney to open, maintain and close bank accounts in the Company’s name,

make deposits and withdrawals, and designate the persons that may jointly authorize withdrawals.

These powers of attorney must be exercised at all times on a joint basis by at least 2 (two) parties equally empowered by the Company.”

“4. A general power of attorney is granted by the Company to Mr. Paul Alexander Bernards and Harley Ulster, so that they may jointly exercise the following authority:

a) General power of attorney for lawsuits and collections, which is granted with all general authority and the special authority that requires special clauses in accordance with the law, without limitation, in accordance with the provisions of the first paragraph of Article two thousand five hundred fifty four and Article two thousand five hundred eighty seven, except for the authority to assign assets, of the Federal District Civil Code and the correlative articles of the Federal District Civil Code and the Civil Codes of the remaining members of the federation that make up the United States of Mexico, and are therefore empowered to discharge appeals; file complaints and criminal action and execute discharges; assist the Public Ministry; compromise, submit to arbitration, prepare and absolve positions, challenge judges, receive payments and execute all other actions expressly authorized by the Law, including representing the Company before criminal, civil, administrative and labor authorities and courts.

b) Exercise general powers of attorney for administrative action in accordance with the provisions of the second paragraph of  Article two thousand five hundred fifty four and correlative articles of the Federal Civil Code and the Civil Codes of other members the federation making up the United States of Mexico.

c) Exercise general power of attorney for lawsuits and collections and administrative action relating to labor matters, in accordance with the terms of Article two thousand five hundred fifty four and correlative articles of the Federal District Civil Code and the Civil Codes of other members the federation making up the Unites States of Mexico, and Articles six hundred ninety two, seven hundred eighty six, eight hundred seventy and all other applicable provisions of the Federal Labor Act, including all general and special powers that by Law require a special clause in accordance with Articles two thousand five hundred eighty seven of the Federal Civil Code and the correlative articles of the other civil codes mentioned above and are therefore empowered to file and desist with actions, assist, submit to arbitration, prepare and absolve positions, challenge judges, receive payments, initiate, process and desist with appeals, and the empowered parties may exercise their authority before arbitration panels, whether local or federal, and before any other authority and enter into group or individual labor agreements. It is understood that the powers granted include, but are not limited to, the above mandates.

d) General power of attorney to issue, subscribe to, execute, accept, guarantee and secure credit instruments, in the terms of Article 9 of the General Securities and Credit Transactions Act.

e) General power of attorney for ownership action, that must always be exercised jointly with any other party that is equally empowered by the Company, in accordance with Article two thousand five hundred fifty-four of the Federal Civil Code and the correlated articles of the Civil Codes in force in the members of the Federation that make up the United States of Mexico.

f) Grant special and general powers of attorney, with the authorities set out under points a), b), and c), above, and maintaining this authority for himself, as well as revoking any powers of attorney that may have been granted. The empowered person is expressly prohibited from conferring the authority established under paragraphs d), e) and f) of this clause.”

These powers of attorney must at all times be jointly exercised by at least 2 (two) parties equally empowered by the Company.

“5. General power of attorney is granted by the Company to Guillermo Ortiz Hernández, so that he may exercise the following authority:

a) General power of attorney for lawsuits and collections, which is granted with all general authority and the special authority that requires special clauses in accordance with the law, without limitation, in accordance with the provisions of the first paragraph of Article two thousand five hundred fifty four and Article two thousand five hundred eighty seven, except for the authority to assign assets, of the Federal District Civil Code and the correlative articles of the Federal District Civil Code and the Civil Codes of the remaining members of the federation that make up the United States of Mexico, and are therefore empowered to discharge appeals; file complaints and criminal action and execute discharges; assist the Public Ministry; compromise, submit to arbitration, prepare and absolve positions, challenge judges, receive payments and execute all other actions expressly authorized by the Law, including representing the Company before criminal, civil, administrative and labor authorities and courts.

b) Exercise general powers of attorney for administrative action in accordance with the provisions of the second paragraph of Article two thousand five hundred fifty four and correlative articles of the Federal Civil Code and the Civil Codes of other members of the federation making up the Unites States of Mexico.

These powers of attorney must be exercised at all times on a joint basis by at least 2 (two) parties equally empowered by the Company.”

POINT SIX.- With respect to point six of the Agenda, the Assembly unanimously adopted the following

RESOLUTION

ONE. In accordance with the terms of Article 10 of the General Companies Act, Mr. Jorge, Cervantes Trejo, Alfredo Chávez Goyeneche,

Eduardo Tapia Zuckermann and Mr. Fernando Abraham Barrita are designated Special Delegates to this Assembly so that any one of them may appear before a Notary Public of their choice to execute the Resolutions adopted by the Assembly in a public document as required and so that they, or the persons they designate, may file the records with the Public Commerce Registry and, in general, execute any documents required so that the Resolutions adopted by this Assembly take full effect.”

It is noted that when all of the Resolutions were adopted by this Assembly all of the shares making up the Company’s capital stock were represented.

There being no further business, the Assembly was suspended for the time necessary to prepare these minutes which, once read, were approved and signed by the Chairman and Secretary to the Board of Directors.

The Assembly was adjourned at 11:30 am on 11 November 2004.

(Illegible signature). Jorge Cervantes Trejo.- Chairman.

(Illegible signature).- Alfredo Chávez Goyeneche.- Secretary.

EIGHT.- The appearing party swears under oath that the signatures appearing in the minutes being formalized here are in the hand of the stated parties and are those used for all of their business.

CLAUSES

ONE.-At the request of  ALFREDO CHAVEZ GOYENECHE, in his capacity as Special Delegate, the minutes to the General Ordinary Shareholders Meeting of the Company MASONITE MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE held on eleven November two thousand four has been duly FORMALIZED by transcribing an identical copy into this public deed, which must be reproduced in this clause as if inserted here for all legal purposes.

TWO.- By virtue of the above:

ONE.- The report that the Board of Directors prepared for shareholders regarding the Company’s operations during the financial years ended 31 December nineteen ninety eight through two thousand three is approved.

TWO.-  All of the actions taken by the Members of the Board of Directors of the Company when performing their duties during the financial years ended 31 December nineteen ninety eight through two thousand three are ratified.

THREE.- The financial statements for MASONITE MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE for the financial years ended 31 December nineteen ninety eight through two thousand three are approved in the terms that have been transcribed in the Minutes to the Assembly which are being formalized by this instrument.

FOUR.- The report prepared by the Company’s Accountant with respect to the previously approved Financial Statements is hereby approved and the Shareholders express their appreciation.

FIVE.- The net profit reported by the Company for the financial years and 31 December two thousand, two thousand two and two thousand three will be applied to prior-year profit and loss.

SIX.-  The net loss reported by the Company for the financial years ended 31 December nineteen ninety eight, nineteen ninety nine and two thousand one will be applied to Prior-year profit and loss.

SEVEN.- The waiver expressed by the Members of the Board of Directors, Executive Officers and Trustees waiving their right to receive any remuneration to which they could be entitled for performing their duties during the financial years ended 31 December nineteen ninety eight through two thousand three is accepted.

EIGHT.- The resignations presented by Mr. Phillip S. Orsino, Mr. Robert V. Tubbesing, Mr. Tomás González and Mr. Leo Serio from the positions they held as the Chairman of the Board of Directors and Chief Executive Officer, Vice-Chairman of the Board of Directors, Permanent Member of the Board of Directors and Company Trustee, respectively, are accepted and all of the actions taken during the performance of their duties are ratified.”

NINE.- Mr. MICHAEL STEPHEN HALL is appointed to the position of CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER.

TEN.- PAUL ALEXANDER BERNARDS IS APPOINTED to the position of Vice-Chairman of the Board of Directors and CHIEF FINANCIAL OFFICER.

ELEVEN.- GUILLERMO ORTIZ HERNANDEZ IS APPOINTED SHAREHOLDER MEMBER OF THE BOARD OF DIRECTORS AND DIRECTOR OF EXPORT SALES.

TWELVE.- JOSE LUIS OYERVIDES ALONSO IS APPOINTED to the position of GENERAL COMPTROLLER.

THIRTEEN.- The appointment of HARLEY ULSTER to the position of Shareholder Member of the Board of Directors and his appointment as GENERAL COUNSEL for the Company ARE RATIFIED.

FOURTEEN.- All of the remaining members of the Board of Directors, Executive Officers and Trustees IS RATIFIED in their respective positions.

FIFTEEN.- By virtue of the above the ADMINISTRATION AND SUPERVISION of the Company is entrusted to the following persons:

BOARD OF DIRECTORS

DIRECTOR	POSITION
Michael Stephen Hall	Chairman
Paul Alexander Bernards	Vice-Chairman
Guillermo Ortiz Hernandez	Member
Harley Ulster	Treasurer

Non-voting Secretary to the Board of Directors Jorge Cervantes Trejo

EXECUTIVE OFFICERS

Michael Stephen Hall	Chief Executive Officer

Paul Alexander Bernards	Chief Financial Officer
Harley Ulster	General Counsel
Guillermo Ortiz Hernandez	Director of Export Sales
José Luis Oyervides Alonso	General Comptroller

TRUSTEE

Juan Ignacio Romo

SIXTEEN.- Effective as from the date of Minutes to the Assembly, which is being formalized in this instrument, all of the special and general powers of attorney and the other authorization granted by any governing body at the Company to MR. ROBERT V. TUBBESING, MARCO TULIO ORTIZ DEL BOSQUE AND NELSON MIER SCHMIDT, particularly and without limitation, those executed in the public document number 61277 on 31 July 2002, executed by Francisco Javier Gutiérrez Silva, Notary Public 147 of the Federal District, are hereby REVOKED.”

“The special and general powers of attorney and the other authorization granted by any governing body at the Company to MR. JUAN CARLOS MAROTO OLIVEROS, particularly and without limitation, those executed in the public documents numbered sixty one thousand two hundred seventy seven on thirty one July two thousand two, executed by  Francisco Javier Gutierrez Silva, Notary Public one hundred forty seven of the Federal District and eighteen thousand one hundred thirty seven on 20 February two thousand four, executed by Jose Luis Villavicencio Castañeda, Notary Public Number two hundred eighteen of the Federal District.”

The appearing party states before me under oath that the Company will report the revocation of the appointments and powers of attorney as stated herein to the Executive officers and empowered persons, thereby releasing this Notary from any responsibility deriving from this matter.

SEVENTEEN.- A General Power of Attorney IS GRANTED by the Company to MICHAEL STEPHEN HALL and JOSE LUIS OYERVIDES ALONSO, to be exercised jointly, in accordance with the following authority:

a) General power of attorney for lawsuits and collections, which is granted with all general authority and the special authority that requires special clauses in accordance with the law, without limitation, in accordance with the provisions of the first paragraph of Article two thousand five hundred fifty four and Article two thousand five hundred eighty seven, except for the authority to assign assets, of the Federal District Civil Code and the correlative articles of the Federal District Civil Code and the Civil Codes of the other members of the federation that make up the United States of Mexico, and are therefore empowered to discharge appeals; file complaints and criminal action and execute discharges; assist the Public Ministry; compromise, submit to arbitration, prepare and absolve positions, challenge judges, receive payments and execute all other actions expressly authorized by the Law, including representing the Company before criminal, civil, administrative and labor authorities and courts.

b) Exercise general powers of attorney for administrative action in accordance with the provisions of the second paragraph of  Article two thousand five hundred fifty four and correlative articles of the Federal Civil Code and the Civil Codes of other members the federation making up the Unites States of Mexico.

c) Exercise general power of attorney for lawsuits and collections and administrative action relating to labor matters, in accordance with the terms of Article two thousand five hundred fifty four and correlative articles of the Federal District Civil Code and the Civil Codes of other members the federation making up the Unites States of Mexico, and Articles six hundred ninety two, seven hundred eighty six, eight hundred seventy and all other applicable provisions of the Federal Labor Act, including all general and special powers that by Law require a special clause in accordance with Articles two thousand five hundred eighty seven of the Federal Civil Code and the correlative articles of the other civil codes mentioned above and are therefore empowered to file and desist with actions, assist, submit to arbitration, prepare and absolve positions, challenge judges, receive payments, initiate, process and desist with appeals, and the empowered parties may exercise their authority before Conciliation and Arbitration Courts, whether local or Federal, and before any other authority and enter into group or individual labor agreements. It is understood that the powers granted include, but are not limited to, the above mandates.

d) General power of attorney to issue, subscribe to, execute, accept, guarantee and secure credit instruments, in the terms of Article 9 of the General Securities and Credit Transactions Act.

e) General power of attorney to open, maintain and close bank accounts in the Company’s name, make deposits and withdrawals, designate the persons that may jointly authorize withdrawals.

These powers of attorney must be exercised at all times on a joint basis by at least 2 (two) parties equally empowered by the Company.”

EIGHTEEN.- A GENERAL POWER OF ATTORNEY IS GRANTED by the Company to Mr. Paul Alexander Bernards and Harley Ulster, so that they may jointly exercise the following authority:

a) General power of attorney for lawsuits and collections, which is granted with all general authority and the special authority that requires special clauses in accordance with the law, without limitation, in accordance with the provisions of the first paragraph of Article two thousand five hundred fifty four and Article two thousand five hundred eighty seven, except for the authority to assign assets, of the Federal District Civil Code and the correlative articles of the Federal District Civil Code and the Civil Codes of the remaining members of the federation that make up the United States of Mexico, and are therefore empowered to discharge appeals; file complaints and criminal action and execute discharges;

assist the Public Ministry; compromise, submit to arbitration, prepare and absolve positions, challenge judges, receive payments and execute all other actions expressly authorized by the Law, including representing the Company before criminal, civil, administrative and labor authorities and courts.

b) Exercise general powers of attorney for administrative action in accordance with the provisions of the second paragraph of  Article two thousand five hundred fifty four and correlative articles of the Federal Civil Code and the Civil Codes of other members the federation making up the United States of Mexico.

c) Exercise general power of attorney for lawsuits and collections and administrative action relating to labor matters, in accordance with the terms of Article two thousand five hundred fifty four and correlative articles of the Federal District Civil Code and the Civil Codes of other members the federation making up the Unites States of Mexico, and Articles six hundred ninety two, seven hundred eighty six, eight hundred seventy and all other applicable provisions of the Federal Labor Act, including all general and special powers that by Law require a special clause in accordance with Articles two thousand five hundred eighty seven of the Federal Civil Code and the correlative articles of the other civil codes mentioned above and are therefore empowered to file and desist with actions, assist, submit to arbitration, prepare and absolve positions, challenge judges, receive payments, initiate, process and desist with appeals, and the empowered parties may exercise their authority before Conciliation and Arbitration Courts, whether local or Federal, and before any other authority and enter into group or individual labor agreements. It is understood that the powers granted include, but are not limited to, the above mandates.

d) General power of attorney to issue, subscribe to, execute, accept, guarantee and secure credit instruments, in the terms of Article 9 of the General Securities and Credit Transactions Act.

e) General power of attorney for ownership action, that must always be exercised jointly with any other party that is equally empowered by the Company, in accordance with Article two thousand five hundred fifty-four of the Federal Civil Code and the correlated articles of the Civil Codes in force in the members of the Federation that make up the United States of Mexico.

f) Grant special and general powers of attorney, with the authorities set out under points a), b), and c), above, and maintaining this authority for himself, as well as revoked any powers of attorney that may have been granted. The empowered person is expressly prohibited from conferring the authority established under paragraphs d), e) and f) of this clause.

These powers of attorney must at all times be jointly exercised by at least 2 (two) parties equally empowered by the Company.

NINETEEN.- GENERAL POWER OF ATTORNEY IS GRANTED by the Company to GUILLERMO ORTIZ HERNÁNDEZ, so that he may exercise the following authority:

a) General power of attorney for lawsuits and collections, which is granted with all general authority and the special authority that requires special clauses in accordance with the law, without limitation, in accordance with the provisions of the first paragraph of Article two thousand five hundred fifty four and Article two thousand five hundred eighty seven, except for the authority to assign assets, of the Federal District Civil Code and the correlative articles of the Federal District Civil Code and the Civil Codes of the other members of the federation that make up the United States of Mexico, and are therefore empowered to discharge appeals; file complaints and criminal action and execute discharges; assist the Public Ministry; compromise, submit to arbitration, prepare and absolve positions, challenge judges, receive payments and execute all other actions expressly authorized by the Law, including representing the Company before criminal, civil, administrative and labor authorities and courts.

b) Exercise general powers of attorney for administrative action in accordance with the provisions of the second paragraph of  Article two thousand five hundred fifty four and correlative articles of the Federal Civil Code and the Civil Codes of other members the federation making up the Unites States of Mexico.

These powers of attorney must be exercised at all times on a joint basis by at least 2 (two) parties equally empowered by the Company.”

THREE.- The expenses and fees deriving from this public document will be satisfied by the Company.

IDENTIFICATION

The appearing party identifies himself and accredits the legal existence of the entity he represents with the documents listed in the introduction to this document.

I, THE NOTARY, CERTIFY: I.- That the undersigned has fully identified himself as a Notary before the appearing party to his full satisfaction.- II- That the documents and lists contained herein coincide with the originals, to which I remit, and which I have seen.-III- That the appearing party has declared to me that the party he represents is legally capable and that the powers of attorney he holds, and through which he acts, are in force. -IV- That in accordance with Article thirty four of the Law on Foreign Investment, the appearing company shows me evidence of being registered with the National Foreign Investment Registry on Sheet 122450/30178. -V- That, in the terms of Article twenty seven of the Federal Tax Code and tax legislation in force in two thousand four, the appearing party declares to me under oath that the Company will file a list of shareholders residing abroad to the tax authorities indicating their address, tax residence and tax identification number.-VI- That I have verified the identity of the appearing party and in my opinion he has full legal capacity.-VII- That I have warned and advised the appearing party of the penalties imposed on those who make false statements to a Notary Public.-VIII.- That I have informed the appearing party of his right to personally read this public document and that its content was explained by the undersigned Notary to his full satisfaction.-IX.- That I have informed him of the value, consequences and legal scope of this document.-X- That having read this document, the appearing party declared it was fully understood.-XI- That the undersigned Notary does not have any indication of any falsehood affecting any of the documents contained herein.-XII.- That the appearing party made all of the statements set out in this document under oath.-XII.- That acceptance was expressly stated and demonstrated by placing a signature at the end of this instrument, declaring that: he is Mexican by birth, and was born in Queretaro, Queretaro on 15 February nineteen hundred and seventy-two, is married, an attorney, residing at Montes Urales No. six hundred thirty two, third floor, Colonia Lomas de Chapultepec, in this City, and is personally known to the undersigned Notary.-XV.- That the additions and changes that the appearing party made to this instrument were read and explained by the undersigned Notary.-XVI.- That in accordance with the General Population Act and its enabling Regulations, Directors, Executive Officers and designated Legal Representatives that are not of Mexican nationality, when so required, may not commence their duties until the relevant authorization is obtained from the appropriate Government Secretariat.

Illegible signature of   ALFREDO CHAVEZ

GOYENECHE.

Signed before me on the indicated date and I AUTHORIZE this document in Mexico, Federal District.

LUIS DE ANGOITIA BECERRA.- Sealed. Authorization stamp.

ARTICLE 2554.- In all general powers of attorney for lawsuits and collections, it will be sufficient for a statement to be made that all general powers and special powers requiring a special clause in accordance with the Law are granted to be understood to be issued without any limitation whatsoever.

In general powers of attorney, to administrate assets, it will be sufficient for a statement to be made that they are of this nature so that the empowered person will have all classes of administrative powers.

In general powers of attorney to carry out ownership acts, it will be sufficient for a statement to be made that they are of this nature so that the empowered person will have all of the authority bestowed upon the owner with respect to both the assets and the taking of all types of action to defend those assets.

If a limitation is to be imposed, in the three above cases, on the authority granted to the empowered persons the limitations must be defined or special powers of attorney granted.

Notaries will insert this Article in the certified copies of the powers of attorney they execute.

I, LUIS DE ANGOITIA BECERRA, NOTARY ONE HUNDRED AND NINE OF THE FEDERAL DISTRICT, HEREBY ISSUE THIS SECOND WITNESS DOCUMENT, NUMBER TWO IN ORDER, CONTAINED ON FORTY THREE PAGES FOR “MASONITE MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.- IN WITNESS OF

THE FORMALIZATION. IT HAS BEEN REVIEWED AND CORRECTED.- MEXICO, FEDERAL DISTRICT ON NINE DECEMBER TWO THOUSAND FOUR.

/s/ LUIS DE ANGOITIA BECERRA
LUIS DE ANGOITIA BECERRA
Notary Office No. 109 MEXICO CITY